-------------------------------------------------------------------------------

                           CHUBB AMERICA FUND, INC.
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000

-------------------------------------------------------------------------------

  Chubb America Fund, Inc. (the "Fund") is an open-end management investment company which was incorporated in Maryland on October 19, 1984. The Fund is composed of nine separate Portfolios which operate as distinct investment vehicles. The names and investment objectives of the Portfolios are as follows:

  World Growth Stock Portfolio: seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

  Money Market Portfolio: seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

  Gold Stock Portfolio: to realize long-term capital appreciation, while retaining the option to take current income into account, by investing primarily, and sometimes exclusively, in common stocks of gold mining companies.

  Bond Portfolio: to provide a stable level of income, consistent with limiting risk to principal, by investing primarily in high quality corporate debt securities and U.S. Government debt obligations.

  Domestic Growth Stock Portfolio: to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered to be undervalued in light of the company's earning power and growth potential.

  Growth and Income Portfolio: to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

  Capital Growth Portfolio: to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

  Balanced Portfolio: to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

  Emerging Growth Portfolio: seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth. THE PORTFOLIO IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL.

  The World Growth Stock Portfolio, the Gold Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio permit investments in any nation, and investments in these Portfolios involve special considerations and risks.

  AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN ANY OF THE PORTFOLIOS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

  This Prospectus sets forth concisely the information about the Fund and its Portfolios that a prospective investor should know before investing. This Prospectus should be read and retained for future reference.

  A Statement of Additional Information for the Fund, dated August 28, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available upon request, and without charge, from the Fund by calling 1-800-452-4822 or at the address or telephone number above. Inquiries about the Fund should be directed to the Fund at the same address or telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

                THE DATE OF THIS PROSPECTUS IS AUGUST 28, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FINANCIAL HIGHLIGHTS.......................................................   2
PERFORMANCE AND YIELD INFORMATION..........................................  16
PORTFOLIOS.................................................................  16
INVESTMENT OBJECTIVES AND POLICIES.........................................  16
  World Growth Stock Portfolio.............................................  17
    Investment Objectives..................................................  17
    Investment Policies....................................................  17
    Risk Factors...........................................................  18
  Money Market Portfolio...................................................  18
    Investment Objectives..................................................  18
    Investment Policies....................................................  18
    Risk Factors...........................................................  18
  Gold Stock Portfolio.....................................................  18
    Investment Objectives..................................................  18
    Investment Policies....................................................  18
    Risk Factors...........................................................  19
  Bond Portfolio...........................................................  19
    Investment Objectives..................................................  19
    Investment Policies....................................................  19
    Risk Factors...........................................................  20
  Domestic Growth Stock Portfolio..........................................  20
    Investment Objectives..................................................  20
    Investment Policies....................................................  20
    Risk Factors...........................................................  21
  Growth and Income Portfolio..............................................  21
    Investment Objectives..................................................  21
    Investment Policies....................................................  21
    Risk Factors...........................................................  21
  Capital Growth Portfolio.................................................  21
    Investment Objectives..................................................  21
    Investment Policies....................................................  22
    Risk Factors...........................................................  22
  Balanced Portfolio.......................................................  23
    Investment Objectives..................................................  23
    Investment Policies....................................................  23
    Risk Factors...........................................................  23
  Emerging Growth Portfolio................................................  23
    Investment Objective...................................................  23
    Investment Policies....................................................  23
    Risk Factors...........................................................  24
  Additional Risk Factors..................................................  25
  Foreign Securities.......................................................  25
  Emerging Market Securities...............................................  26
  American Depository Receipts.............................................  27
  Forward Foreign Currency Exchange Contracts..............................  27
  Repurchase Agreements....................................................  27
  Zero Coupon Bonds........................................................  28
  Securities and Index Options.............................................  28
  Purchasing Put and Call Options..........................................  28
  Futures Contracts........................................................  28
  Lending of Securities....................................................  29
  When Issued Securities...................................................  29
  Corporate Asset-Backed Securities........................................  29
  Loan Participations and Other Direct Indebtedness........................  29
INVESTMENT RESTRICTIONS....................................................  30
  Portfolio Turnover.......................................................  30
MANAGEMENT OF THE FUND.....................................................  30
CAPITAL STOCK..............................................................  33
TAXES AND DIVIDENDS........................................................  34
OFFERING AND REDEMPTION OF SHARES..........................................  34
OTHER INFORMATION..........................................................  35

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, AND IN THE ATTACHED PROSPECTUS FOR THE POLICY.

                             FINANCIAL HIGHLIGHTS

  The following tables include selected data for a share of capital stock outstanding for each fund throughout the periods indicated. The related financial statements and report of Ernst & Young LLP, independent auditors, are incorporated by reference into the Statement of Additional Information and both are available upon request and without charge by calling 1-800-452-4822.

  For a share outstanding throughout the year:

                                      WORLD GROWTH STOCK PORTFOLIO
                         ------------------------------------------------------------



                             YEAR          YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                             1996          1995          1994           1993
                         ------------  ------------  ------------   ------------
Net asset value, begin-
 ning of year........... $     21.20   $     19.00   $     20.89    $     16.73
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment in-
   come.................         .49          0.45          0.25           0.24
  Net realized and
   unrealized gains
   (losses) on securi-
   ties and foreign cur-
   rencies..............        3.56          2.65         (0.89)          5.40
                         -----------   -----------   -----------    -----------
  Total from investment
   operations...........        4.05          3.10         (0.64)          5.64
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income......        (.48)        (0.43)        (0.25)         (0.24)
  Dividends in excess of
   net investment in-
   come.................
  Distributions from
   capital gains........       (1.46)        (0.47)        (0.81)         (1.24)
  Distributions in ex-
   cess of capital
   gains................                                   (0.19)
  Returns of capital....
                         -----------   -----------   -----------    -----------
  Total distributions...       (1.94)        (0.90)        (1.25)         (1.48)
Net asset value, end of
 year................... $     23.31   $     21.20   $     19.00    $     20.89
                         ===========   ===========   ===========    ===========
Total Return (A)........       19.22%        16.35%        (3.05%)        33.73%
Ratios to Average Net
 Assets:
  Expenses..............         .88%         0.96%         1.00%          1.04%
  Net investment in-
   come.................        2.20%         2.31%         1.56%          1.64%
Portfolio Turnover
 Rate...................       27.50%        18.09%        18.47%         34.90%
Average Commission Rate
 Paid................... $    0.0155
Net Assets, At End of
 Year................... $91,995,634   $73,692,357   $52,903,768    $42,031,141

-------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                             WORLD GROWTH STOCK PORTFOLIO
     ---------------------------------------------------------------------------------



         YEAR          YEAR         YEAR           YEAR          YEAR         YEAR
        ENDED         ENDED        ENDED          ENDED         ENDED        ENDED
     DECEMBER 31,  DECEMBER 31, DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
         1992          1991         1990           1989          1988         1987
     ------------  ------------ ------------   ------------  ------------ ------------
     $     16.45   $     13.70  $     16.07    $     12.77    $    11.48   $    13.75
            0.35          0.34         0.36           0.32          0.18         0.06
            0.65          2.75        (2.00)          3.34          1.32        (0.91)
     -----------   -----------  -----------    -----------    ----------   ----------
            1.00          3.09        (1.64)          3.66          1.50        (0.85)
           (0.35)       (0.34)        (0.37)         (0.36)        (0.18)       (0.34)
           (0.37)                     (0.36)                       (0.03)       (1.08)
     -----------   -----------  -----------    -----------    ----------   ----------
           (0.72)       (0.34)        (0.73)         (0.36)        (0.21)       (1.42)
     $     16.73   $     16.45  $     13.70    $     16.07    $    12.77   $    11.48
     ===========   ===========  ===========    ===========    ==========   ==========
            6.10%       22.53%       (10.38%)        28.62%        13.10%       (7.74%)
            1.17%        1.14%         1.22%          1.42%         1.60%        1.81%
            2.19%        2.40%         2.65%          2.46%         1.80%        1.14%
           32.27%       50.06%        25.79%          5.73%        14.75%        8.88%
     $25,416,357   $22,659,930  $16,052,089    $14,467,050    $8,781,827   $5,253,616

For a share outstanding throughout the year (A):

                                              MONEY MARKET PORTFOLIO
                         ----------------------------------------------------------------
                             YEAR         YEAR         YEAR         YEAR         YEAR
                            ENDED        ENDED        ENDED        ENDED        ENDED
                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                             1996         1995         1994         1993         1992
                         ------------ ------------ ------------ ------------ ------------
Net asset value, begin-
 ning of year...........  $    10.27   $    10.25   $    10.26   $    10.22   $    10.22
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment in-
   come.................        0.50         0.50         0.35         0.20         0.29
  Net realized and
   unrealized gains
   (losses) on
   securities...........       (0.02)        0.02        (0.01)        0.04
                          ----------   ----------   ----------   ----------   ----------
  Total from investment
   operations...........        0.48         0.52         0.34         0.24         0.29
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income......       (0.50)       (0.50)       (0.35)       (0.20)       (0.29)
  Dividends in excess of
   net investment in-
   come.................
  Distributions from
   capital gains........
  Distributions in ex-
   cess of capital
   gains................
  Returns of capital....
                          ----------   ----------   ----------   ----------   ----------
  Total distributions...       (0.50)       (0.50)       (0.35)       (0.20)       (0.29)
Net asset value, end of
 year...................  $    10.25   $    10.27   $    10.25   $    10.26   $    10.22
                          ==========   ==========   ==========   ==========   ==========
Total Return (B)........        4.65%        5.06%        3.28%        2.32%        2.83%
Ratios to Average Net
 Assets:
  Expenses..............        0.62%        0.63%        0.65%        0.74%        0.85%
  Net investment in-
   come.................        4.54%        4.89%        3.31%        2.32%        2.81%
Portfolio Turnover Rate
 (C)....................         N/A          N/A          N/A          N/A          N/A
Average Commission Rate
 Paid (D)...............         N/A
Net Assets, At End of
 Year...................  $7,896,257   $8,312,676   $7,680,485   $5,061,181   $3,956,152

-------
(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(C) There were no purchase and/or sales of securities other than short term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.
(D) During the period, the portfolio held less than 10% of the value of average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

                          MONEY MARKET PORTFOLIO
     ----------------------------------------------------------------
         YEAR         YEAR         YEAR         YEAR         YEAR
        ENDED        ENDED        ENDED        ENDED        ENDED
     DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
         1991         1990         1989         1988         1987
     ------------ ------------ ------------ ------------ ------------
      $    10.21   $    10.18   $    10.16   $    10.09   $    10.56
            0.52         0.73         0.78         0.63         0.49
            0.01
      ----------   ----------   ----------   ----------   ----------
            0.53         0.73         0.78         0.63         0.49
           (0.52)       (0.70)       (0.76)       (0.56)       (0.96)
      ----------   ----------   ----------   ----------   ----------
           (0.52)       (0.70)       (0.76)       (0.56)       (0.96)
      $    10.22   $    10.21   $    10.18   $    10.16   $    10.09
      ==========   ==========   ==========   ==========   ==========
            5.18%        7.15%        7.63%        6.33%        4.85%
            0.85%        1.09%        1.37%        1.79%        1.81%
            4.95%        6.90%        7.35%        6.16%        4.75%
             N/A          N/A          N/A          N/A          N/A
      $3,672,941   $2,910,677   $2,496,140   $2,228,190   $1,539,184

For a share outstanding throughout the year:

                                          GOLD STOCK PORTFOLIO
                           -----------------------------------------------------
                               YEAR          YEAR         YEAR          YEAR
                              ENDED         ENDED        ENDED         ENDED
                           DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                               1996          1995         1994          1993
                           ------------  ------------ ------------  ------------
Net asset value, begin-
 ning of year............   $    16.61    $    16.25   $    19.00    $    11.57
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income..        (0.03)         0.05         0.03          0.02
  Net realized and
   unrealized gains
   (losses) on securities
   and foreign curren-
   cies..................         0.45          0.40        (2.65)         7.43
                            ----------    ----------   ----------    ----------
  Total from investment
   operations............         0.42          0.45        (2.62)         7.45
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income.......                      (0.05)       (0.03)        (0.02)
  Dividends in excess of
   net investment in-
   come..................                      (0.04)
  Distributions from cap-
   ital gains............        (0.43)
  Distributions in excess
   of capital gains......                                   (0.10)
  Returns of capital.....
                            ----------    ----------   ----------    ----------
  Total distributions....        (0.43)        (0.09)       (0.13)        (0.02)
Net asset value, end of
 year....................   $    16.60    $    16.61   $    16.25    $    19.00
                            ==========    ==========   ==========    ==========
Total Return (A).........         2.57%         2.76%      (13.77%)       63.90%
Ratios to Average Net As-
 sets:
  Expenses...............         1.04%         1.01%        0.99%         1.01%
  Net investment income..        (0.11%)        0.24%        0.18%         0.14%
Portfolio Turnover Rate..        64.78%        23.98%       11.12%         7.32%
Average Commission Rate
 Paid....................   $   0.0151
Net Assets, At End of
 Year....................   $7,554,427    $6,867,645   $7,351,625    $7,863,581

-------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate current or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                                 GOLD STOCK PORTFOLIO
     ---------------------------------------------------------------------------------
         YEAR          YEAR          YEAR          YEAR         YEAR          YEAR
        ENDED         ENDED         ENDED         ENDED        ENDED         ENDED
     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
         1992          1991          1990          1989         1988          1987
     ------------  ------------  ------------  ------------ ------------  ------------
      $    11.99    $    12.76    $    16.95    $    14.37   $    18.24    $    13.59
            0.03          0.07          0.07          0.06        (0.03)        (0.03)
           (0.42)       (0.77)         (4.19)         2.70        (3.84)         4.69
      ----------    ----------    ----------    ----------   ----------    ----------
           (0.39)       (0.70)         (4.12)         2.76        (3.87)         4.66
           (0.03)       (0.07)         (0.07)        (0.05)
                                                     (0.12)                     (0.01)
                                                     (0.01)
      ----------    ----------    ----------    ----------   ----------    ----------
           (0.03)       (0.07)         (0.07)        (0.18)                     (0.01)
      $    11.57    $    11.99    $    12.76    $    16.95   $    14.37    $    18.24
      ==========    ==========    ==========    ==========   ==========    ==========
           (3.29%)       (5.48%)      (24.28%)       19.24%      (21.24%)       34.29%
            1.13%         1.16%         1.36%         1.39%        1.62%         1.92%
            0.24%         0.57%         0.59%         0.39%       (0.38%)       (0.24%)
            7.78%        14.23%        17.61%         3.05%        9.92%         7.02%
      $4,338,297    $4,646,951    $5,390,279    $5,969,256   $4,258,297    $3,821,605

For a share outstanding throughout the year:

                                         DOMESTIC GROWTH STOCK PORTFOLIO
                         --------------------------------------------------------------------
                             YEAR          YEAR          YEAR          YEAR          YEAR
                            ENDED         ENDED         ENDED         ENDED         ENDED
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                             1996          1995          1994          1993          1992
                         ------------  ------------  ------------  ------------  ------------
Net asset value, begin-
 ning of year........... $     17.87   $     15.94   $     16.14   $     15.16   $     12.96
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment
   income...............         .06          0.15          0.09          0.12          0.14
  Net realized and
   unrealized gains
   (losses) on
   securities...........        2.85          4.48          1.12          2.29          3.27
                         -----------   -----------   -----------   -----------   -----------
  Total from investment
   operations...........        2.91          4.63          1.21          2.41          3.41
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net
   investment income....        (.06)        (0.15)        (0.09)        (0.12)        (0.14)
  Dividends in excess of
   net investment
   income...............
  Distributions from
   captal gains.........       (2.53)        (2.55)        (1.32)        (1.31)        (1.07)
  Distributions in
   excess of capital
   gains................
  Returns of capital....
                         -----------   -----------   -----------   -----------   -----------
  Total distributions...       (2.59)        (2.70)        (1.41)        (1.43)        (1.21)
Net asset value, end of
 year...................      $18.19   $     17.87   $     15.94   $     16.14   $     15.16
                         ===========   ===========   ===========   ===========   ===========
Total Return (A)........       16.46%        29.72%         7.66%        15.89%        26.50%
Ratios to Average Net
 Assets:
  Expenses..............         .85%         0.87%         0.89%         0.97%         1.07%
  Net investment
   income...............         .31%         0.95%         0.63%         0.76%         1.07%
Portfolio Turnover
 Rate...................       49.75%        64.17%        46.65%        49.47%        41.36%
Average Commission Rate
 Paid...................     $0.0555
Net Assets, At End of
 Year................... $62,166,366   $48,517,886   $31,458,666   $25,072,289   $19,985,838

-------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                     DOMESTIC GROWTH STOCK PORTFOLIO
     --------------------------------------------------------------------
         YEAR          YEAR           YEAR          YEAR         YEAR
        ENDED         ENDED          ENDED         ENDED        ENDED
     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
         1991          1990           1989          1988         1987
     ------------  ------------   ------------  ------------ ------------
     $     10.15   $     13.25    $     11.71    $     9.54   $    10.57
            0.24          0.26           0.18          0.11         0.04
            3.13         (2.71)          2.06          2.40        (0.11)
     -----------   -----------    -----------    ----------   ----------
            3.37         (2.45)          2.24          2.51        (0.07)
           (0.24)        (0.26)         (0.21)        (0.10)       (0.12)
           (0.32)        (0.39)         (0.49)        (0.24)       (0.84)
     -----------   -----------    -----------    ----------   ----------
           (0.56)        (0.65)         (0.70)        (0.34)       (0.96)
     $     12.96   $     10.15    $     13.25    $    11.71   $     9.54
     ===========   ===========    ===========    ==========   ==========
           33.18%       (18.55%)        19.36%        26.31%      (1.61%)
            1.13%         1.25%          1.45%         1.70%        1.75%
            2.02%         2.38%          1.59%         1.26%        0.71%
           40.93%        15.17%         10.32%        22.69%       13.53%
     $15,583,806   $10,517,783    $11,320,279    $6,893,776   $3,448,383

For a share outstanding throughout the year:

                                                  BOND PORTFOLIO
                         -------------------------------------------------------------------
                             YEAR          YEAR         YEAR           YEAR         YEAR
                            ENDED         ENDED        ENDED          ENDED        ENDED
                         DECEMBER 31,  DECEMBER 31, DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                             1996          1995         1994           1993         1992
                         ------------  ------------ ------------   ------------ ------------
Net asset value, begin-
 ning of year........... $     10.59    $     9.70  $     10.28     $    10.21   $    10.61
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment in-
   come.................         .56          0.74         0.35           0.74         0.66
  Net realized and
   unrealized gains
   (losses) on securi-
   ties.................        (.29)         0.89        (0.58)          0.13         0.13
                         -----------    ----------  -----------     ----------   ----------
  Total from investment
   operations...........         .27          1.63        (0.23)          0.87         0.79
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income......        (.56)        (0.74)       (0.35)         (0.74)       (0.66)
  Dividends in excess of
   net investment
   income...............
  Distributions from
   capital gains........        (.03)                                    (0.06)       (0.53)
  Distributions in ex-
   cess of capital
   gains................
  Returns of capital....
                         -----------    ----------  -----------     ----------   ----------
  Total distributions...        (.59)        (0.74)       (0.35)         (0.80)       (1.19)
Net asset value, end of
 year...................     $ 10.27    $    10.59  $      9.70     $    10.28   $    10.21
                         -----------    ==========  ===========     ==========   ==========
Total Return (A)........        2.47%        16.76%       (2.28%)         8.68%        7.46%
Ratios to Average Net
 Assets:
  Expenses..............         .60%         0.63%        0.68%          0.74%        0.88%
  Net investment in-
   come.................        5.93%         6.43%        6.07%          7.59%        6.83%
Portfolio Turnover
 Rate...................       23.25%       127.74%      140.30%        112.66%       81.23%
Average Commission Rate
 Paid (B)...............         N/A
Net Assets, At End of
 Year................... $11,717,693    $9,230,090  $13,066,445     $5,461,879   $4,042,506

-------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) During the period, the portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

                               BOND PORTFOLIO
      -------------------------------------------------------------------
          YEAR           YEAR         YEAR         YEAR         YEAR
         ENDED          ENDED        ENDED        ENDED        ENDED
      DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
          1991           1990         1989         1988         1987
      ------------   ------------ ------------ ------------ ------------
       $     9.83     $     9.76   $     9.29   $     9.38   $    10.47
             0.72           0.75         0.73         0.62         0.55
             0.79           0.06         0.47        (0.09)       (0.65)
       ----------     ----------   ----------   ----------   ----------
             1.51           0.81         1.20         0.53        (0.10)
            (0.73)        (0.74)        (0.73)       (0.62)       (0.94)
                                                                  (0.05)
       ----------     ----------   ----------   ----------   ----------
            (0.73)         (0.74)       (0.73)       (0.62)       (0.99)
       $    10.61     $     9.83   $     9.76   $     9.29   $     9.38
       ==========     ==========   ==========   ==========   ==========
            15.34%          8.44%       12.92%        5.62%       (1.04%)
             1.03%          1.21%        1.60%        1.80%        1.96%
             7.12%          7.97%        7.62%        6.85%        6.43%
            23.73%         29.25%        7.64%       13.80%       53.17%
       $3,516,314     $2,905,564   $2,289,788   $1,730,229   $1,302,390

For a share outstanding throughout the year:

                                            GROWTH AND INCOME PORTFOLIO
                         ---------------------------------------------------------------------
                                                                                   FOR THE
                             YEAR          YEAR          YEAR          YEAR      PERIOD FROM
                            ENDED         ENDED         ENDED         ENDED     MAY 1, 1992 TO
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                             1996          1995          1994          1993        1992 (A)
                         ------------  ------------  ------------  ------------ --------------
Net asset value, begin-
 ning of year........... $     14.41   $     11.22    $    12.35    $    11.10    $    10.27
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment in-
   come.................        0.18          0.15          0.13          0.12          0.02
  Net realized and
   unrealized gains
   (losses) on securi-
   ties.................        3.12          3.62         (0.65)         1.53          0.83
                         -----------   -----------    ----------    ----------    ----------
  Total from investment
   operations...........        3.30          3.77         (0.52)         1.65          0.85
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income......       (0.18)        (0.15)        (0.13)        (0.12)        (0.02)
  Dividends in excess of
   net investment
   income...............
  Distributions from
   capital gains........       (0.62)        (0.29)        (0.48)        (0.28)
  Distributions in ex-
   cess of capital
   gains................                     (0.14)
  Returns of capital....
                         -----------   -----------    ----------    ----------    ----------
  Total distributions...       (0.80)        (0.58)        (0.61)        (0.40)        (0.02)
Net asset value, end of
 year................... $     16.91   $     14.41    $    11.22    $    12.35    $    11.10
                         ===========   ===========    ==========    ==========    ==========
Total Return (B)........       22.88%        33.58%        (4.24%)       14.94%        12.48%
Ratios to Average Net
 Assets:
  Expenses..............        0.88%         0.92%         1.10%         1.35%         2.09%(C)
  Net investment in-
   come.................        1.39%         1.50%         1.52%         1.38%         0.36%(C)
Portfolio Turnover
 Rate...................       35.69%        32.30%        38.17%        77.68%        54.11%
Average Commission Rate
 Paid...................     $0.0700
Net Assets, At End of
 Period................. $23,711,696   $13,126,023    $5,610,472    $2,831,442    $1,489,179

-------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total Return for periods of less than one year have not been annualized.
(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                                              CAPITAL GROWTH PORTFOLIO
                         ------------------------------------------------------------------------
                                                                                      FOR THE
                             YEAR          YEAR          YEAR           YEAR        PERIOD FROM
                            ENDED         ENDED         ENDED          ENDED       MAY 1, 1992 TO
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                             1996          1995          1994           1993          1992 (A)
                         ------------  ------------  ------------   ------------   --------------
Net asset value, begin-
 ning of year........... $     17.38   $     13.38   $     14.26    $     12.42      $     9.95
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment in-
   come.................        0.05          0.03          0.03                          (0.01)
  Net realized and
   unrealized gains
   (losses) on securi-
   ties and foreign cur-
   rencies..............        3.24          5.56         (0.49)          3.03            2.69
                         -----------   -----------   -----------    -----------      ----------
  Total from investment
   operations...........        3.29          5.59         (0.46)          3.03            2.68
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income......       (0.05)        (0.03)        (0.03)
  Dividends in excess of
   net investment
   income...............
  Distributions from
   capital gains........       (3.36)        (1.56)        (0.33)         (1.19)          (0.21)
  Distributions in ex-
   cess of capital
   gains................                                   (0.06)
  Returns of capital....
                         -----------   -----------   -----------    -----------      ----------
  Total distributions...       (3.41)        (1.59)        (0.42)         (1.19)          (0.21)
Net asset value, end of
 year................... $     17.26   $     17.38   $     13.38    $     14.26      $    12.42
                         ===========   ===========   ===========    ===========      ==========
Total Return (B)........       19.25%        41.74%        (3.26%)        24.73%          40.40%
Ratios to Average Net
 Assets:
  Expenses..............        1.13%         1.15%         1.22%          1.33%           1.96% (C)
  Net investment in-
   come.................        0.30%         0.21%         0.25%         (0.11%)         (0.37%)(C)
Portfolio Turnover
 Rate...................      147.82%       170.32%       202.04%        162.79%         104.76%
Average Commission Rate
 Paid...................     $0.0502
Net Assets, At End of
 Period................. $70,832,162   $49,853,029   $27,564,086    $15,373,489      $5,343,734

-------
(A) Per share data calculated from the initial offering date, May 1, 1992 for sale to Chubb Separate Account A.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total Return for periods of less than one year have not been annualized.
(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                                                 BALANCED PORTFOLIO
                         ----------------------------------------------------------------------
                                                                                    FOR THE
                             YEAR          YEAR          YEAR          YEAR       PERIOD FROM
                            ENDED         ENDED         ENDED         ENDED      MAY 1, 1992 TO
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                             1996          1995          1994          1993         1992 (A)
                         ------------  ------------  ------------  ------------  --------------
Net asset value, begin-
 ning of year........... $     11.91   $     10.62   $     11.22   $     10.77     $    10.10
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment in-
   come.................        0.26          0.37          0.32          0.25           0.16
  Net realized and
   unrealized gains
   (losses) on securi-
   ties.................        0.99          1.99         (0.47)         0.74           0.67
                         -----------   -----------   -----------   -----------     ----------
  Total from investment
   operations...........        1.25          2.36         (0.15)         0.99           0.83
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income......       (0.26)        (0.37)        (0.32)        (0.25)         (0.16)
  Dividends in excess of
   net investment
   income...............
  Distributions from
   capital gains........       (0.83)        (0.70)        (0.13)        (0.25)
  Distributions in ex-
   cess of capital
   gains................                                                 (0.04)
  Returns of capital....
                         -----------   -----------   -----------   -----------     ----------
  Total distributions...       (1.09)        (1.07)        (0.45)        (0.54)         (0.16)
Net asset value, end of
 year................... $     12.07   $     11.91   $     10.62   $     11.22     $    10.77
                         ===========   ===========   ===========   ===========     ==========
Total Return (B)........       10.56%        22.35%       (1.33%)         9.27%         12.33%
Ratios to Average Net
 Assets:
  Expenses..............        0.97%         0.99%         1.01%         1.07%          1.43%(C)
  Net investment in-
   come.................        2.20%         3.20%         3.34%         2.79%          2.80%(C)
Portfolio Turnover
 Rate...................      222.35%       164.70%       103.68%        65.49%         77.33%
Average Commission Rate
 Paid................... $    0.0601
Net Assets, At End of
 Period................. $18,256,430   $14,532,268   $14,764,853   $11,703,898     $6,944,437

-------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total Return for periods of less than one year have not been annualized.
(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                                                 EMERGING GROWTH PORTFOLIO
                                                -----------------------------
                                                                  FOR THE
                                                    YEAR        PERIOD FROM
                                                   ENDED       MAY 1, 1995 TO
                                                DECEMBER 31,    DECEMBER 31,
                                                    1996          1995 (A)
                                                ------------   --------------
Net asset value, beginning of period........... $     13.29     $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................       (0.05)          (0.04)
  Net realized and unrealized gains on securi-
   ties........................................        2.48            3.33
                                                -----------     -----------
  Total from investment operations.............        2.43            3.29
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.........
  Dividends in excess of net investment in-
   come........................................
  Distributions from capital gains.............       (0.49)
  Distributions in excess of capital gains.....
  Returns of capital...........................
                                                -----------     -----------
  Total distributions..........................       (0.49)           0.00
Net asset value, end of period................. $     15.23     $     13.29
                                                ===========     ===========
Total Return (B)...............................       18.30%          32.91%
Ratios to Average Net Assets:
  Expenses.....................................        1.16%           1.63% (C)
  Net investment income........................       (0.48%)         (0.84%)(C)
Portfolio Turnover Rate........................       94.58%          30.31%
Average Commission Rate Paid................... $    0.0390
Net Assets, At End of Period................... $30,794,030     $11,439,524

-------
(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Chubb Separate Account A.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have not been annualized.
(C) Per share data and ratios calculated on an annualized basis.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time the Fund may advertise the yield and/or the average annual total return of some or all of its nine investment portfolios. These figures are based on historical earnings and are not intended to indicate future performance. Shares of the portfolios are presently offered only to corresponding divisions of separate accounts established by Chubb Life Insurance Company of America ("Chubb Life"), Jefferson Pilot Life ("Jefferson Pilot"), Alexander Hamilton Life ("Hamilton") or their affiliated insurance companies, to fund variable annuities and flexible premium life insurance policies. None of these performance figures reflect fees and charges imposed under such variable annuities or flexible premium life insurance policies, which fees and charges will reduce the yield and total return to policyowners; therefore, these performance figures may be of limited use for comparative purposes.

  The Money Market Portfolio's yield quotations represent the Portfolio's investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as both a simple annualized yield and a compounded effective yield. The yield for the non-money market portfolios is calculated by dividing the portfolio's net investment income per share during a recent 30-day period by the maximum offering price per share of that Portfolio (which is the net asset value of that Portfolio) on the last day of the period.

  The average annual total return quotations of the non-money market portfolios are determined by computing the average annual percentage change in value of a $1,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

                                  PORTFOLIOS

  The Fund currently consists of nine investment portfolios, namely the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio (the "Portfolios").

  The separate accounts established by Chubb Life, Jefferson Pilot, Hamilton or their affiliated insurance companies are used for the purpose of funding variable annuities and Flexible Premium Variable Life Insurance Policies (the "Policies") issued by Chubb Life, Jefferson Pilot, Hamilton or their affiliated insurance companies and their successors or assigns. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. Chubb Life, Jefferson Pilot and Hamilton (the "Affiliates") are wholly-owned subsidiaries of Jefferson-Pilot Corporation, a North Carolina Corporation.

  In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by Chubb Life, its Affiliates, successors or assigns, or by other insurance companies with which Chubb Life may or may not be affiliated, and may add or delete Portfolios.

  Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES" in the Prospectus.

  The investment manager to the Fund is Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life. Chubb Investment Advisory and the Fund have contracted with eight unaffiliated companies, Templeton Global Advisors, Inc. ("Templeton"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), J.P. Morgan Investment Management, Inc. ("Morgan"), Massachusetts Financial Services Company ("MFS"), Chubb Asset Managers, Inc. ("CAM"), and Warburg, Pincus Counsellors, Inc. ("Warburg") to act as sub-investment advisers or managers to the World Growth Stock, Gold Stock, Domestic Growth Stock, Capital Growth, Balanced, Emerging Growth and Money Market, Bond, and Growth and Income Portfolios, respectively. (Collectively the "Sub-Investment Managers"). The fees of the Sub-Investment Managers are paid directly by Chubb Investment Advisory.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of each Portfolio are described below. The investment objectives of a Portfolio, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the stockholders of each Portfolio that are affected by such change. The investment policies of a Portfolio, used to achieve the Portfolio's objectives, may be changed by the Fund's Board of Directors without the approval of the Portfolio's stockholders.

  Because investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective purchasers of Policies should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before purchasing Policies and allocating amounts thereunder to particular Portfolios.

World Growth Stock Portfolio

  Investment Objectives. The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

  The Portfolio invests primarily in securities of companies of any size that are (i) believed to be well-managed and possessing good growth potential or
(ii) are considered by Templeton, the Sub-Investment Manager, to be undervalued. See "Foreign Securities," in the Prospectus.

  Investment Policies. The Portfolio believes that in a world where investment opportunities change rapidly, not only from company to company and from industry to industry but also from one national economy to another, its objective is more likely to be achieved through an investment policy that is flexible and mobile. Accordingly, the Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of Templeton. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

  Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high-grade commercial paper. For a more complete description of obligations of the U.S. Government, its agencies or instrumentalities, see the description in the "Investment Policies" section of the description of the Bond Portfolio. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for more information concerning repurchase agreements, warrants, and commercial paper. See also "Repurchase Agreements" in the Prospectus.

  The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price, which is fixed at the time of commitment, for delivery at a future date, which may be up to three months in the future. The Portfolio will not pay for the securities or begin earning interest on them until the securities are paid for and received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

  The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

  Risk Factors. All or a significant portion of this Portfolio may be invested in foreign securities, including Depository Receipts, and investors should understand the special considerations and risks related to such an investment emphasis. See "Foreign Securities" and "Depository Receipts" in the Prospectus.

Money Market Portfolio

  Investment Objectives. The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

  Investment Policies. The Portfolio invests exclusively in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations. For a more complete description of U.S. Government Obligations see the description in the "Investment Policies" section of the description of the Bond Portfolio.

  The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two Nationally Recognized Securities Rating Organization ("NRSROs"), or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

  MFS, the Sub-Investment Manager, under the supervision of Chubb Investment Advisory, will use its best judgment in selecting investments, taking into consideration rates, terms, and marketability of obligations as well as the capitalization, earnings, liquidity, and other indicators of the financial condition of their issuers. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

  The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks. See "Repurchase Agreements" in the Prospectus and "RISK CONSIDERATIONS" in the Statement of Additional Information for a discussion of these risks. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of repurchase agreements.

  Risk Factors. The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios. See "RISK CONSIDERATIONS" in the Statement of Additional Information for a description of the risks associated with investment in U.S. dollar obligations of foreign branches of U.S. banks.

Gold Stock Portfolio

  Investment Objectives. The primary investment objective of the Gold Stock Portfolio is long-term capital appreciation while retaining, however, freedom of action to take current income into consideration in selecting its investments.

  Investment Policies. The present policy is to concentrate investments in common stocks of gold mining companies. Up to 100% of the value of the Portfolio's assets may be invested in this industry. The Fund does not currently plan to concentrate investments of the Gold Stock Portfolio in any industry other than the gold mining industry. Under unusual economic, political or financial conditions, it may temporarily place a substantial portion (no more than 75%) of its investments in debt or equity securities issued by foreign companies, debt obligations of one or more foreign governments and/or U.S. Government Obligations. All such debt securities in which the Portfolio invests will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of Van Eck. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

  The Gold Stock Portfolio may invest in securities of U.S. companies and also in the following types of securities: securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside of the U.S.; securities of foreign governments; and U.S. Government Obligations. The Portfolio may also invest in American Depository Receipts ("ADRs") European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). See "Foreign Securities" and "Depository Receipts" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a description of ADRs, EDRs and GDRs.

  The Portfolio may also enter into repurchase agreements and invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "Repurchase Agreements" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a description of repurchase agreements and warrants.

  Risk Factors. All or a significant portion of this Portfolio may be invested in foreign securities, including ADRs, EDRs and GDRs, and investors should understand the special considerations and risks related to such an investment emphasis. See "Foreign Securities" below. In addition, given the Portfolio's concentration in stocks of gold mining companies, investors should be aware that gold mining shares are at times volatile; there may be sharp fluctuations in prices even during periods of general inflation and political conditions in gold mining countries may affect the Fund's investment decisions relating to gold mining shares. The price of gold may affect the value of investments in the Gold Stock Portfolio. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by the actions of certain governments and changes in existing governments, by unpredictable international monetary and political policies such as currency devaluations or revaluations, by economic and social conditions within a country, trade imbalances or trade or currency restrictions between countries or political unrest. See "RISK CONSIDERATIONS -- Gold Mining Shares" in the Statement of Additional Information.

Bond Portfolio

  Investment Objectives. The investment objective of the Bond Portfolio is to provide a stable level of income, consistent with limiting risk to principal, by investing primarily in high quality corporate debt securities and U.S. Government debt obligations.

  Investment Policies. At least 85% of the assets of the Bond Portfolio are invested in (a) U.S. Government Obligations, (b) debt securities, including convertible securities, which are rated "AA" or higher by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality and (c) cash and cash equivalents (such as bankers' acceptances, commercial paper and certificates of deposit no greater than $100,000 per issuing bank, having ratings of A-1 or Prime-1 by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by CAM, the Portfolio's Sub-Investment Manager, to be of comparable quality.)

  U.S. Government Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Government National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the U.S. Postal Service. These

U.S. Government Obligations are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

  The Portfolio may also invest up to 15% of its total assets in corporate debt securities which are rated A or BBB by Standard & Poor's or A and Baa by Moody's or other NRSROs or, if not rated, are of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

  The Portfolio will not purchase preferred or common stocks but may acquire and retain up to 10% of its total assets in preferred or common stocks either by conversion of fixed income securities or by the exercise of related warrants.

  The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price, which is fixed at the time of commitment, for delivery at a future date, which may be up to three months in the future. The Portfolio will not pay for the securities or begin earning interest on them until the securities are paid for and received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

  It is the policy of the Bond Portfolio not to engage in trading for short-term profits. The Portfolio will engage in trading if it believes a transaction net of costs (including custodian's fees) will contribute to the achievement of its investment objective.

  It is anticipated that the Portfolio's average portfolio maturity will not exceed 15 years, with the precise term to maturity dependent upon general market and economic conditions.

  Risk Factors. If the Bond Portfolio disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. As a result, the level of income under such circumstances may vary. In addition, portfolio investments (other than U.S. Government Obligations) are dependent upon the ability of the issuer to make scheduled payments of principal and income.

Domestic Growth Stock Portfolio

  Investment Objectives. The investment objective of the Domestic Growth Stock Portfolio is to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered to be undervalued in light of the company's earning power and growth potential.

  Investment Policies. The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Generally, at least 80% of the Portfolio's assets are invested in common stocks and other equity related securities such as preferred stocks and securities convertible into common stock. The Portfolio may also invest up to 20% of its assets in both U.S. Government Obligations and corporate debt securities, which will be rated within the top four rating categories of Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality and cash equivalent investments, such as certificates of deposit, bankers' acceptances, and commercial paper, having ratings of A-1 or Prime-1 by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances. Generally, at least 60% of the Portfolio's assets will be invested in securities which have paid dividends or interest within the preceding 12 months, but non-income producing securities will be held for anticipated increases in value. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "DESCRIPTION OF CERTAIN INVESTMENTS--Warrants" in the Statement of Additional Information.

  This Portfolio invests primarily in stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. Securities are selected principally for their potential appreciation and anticipated income. Assets of the Portfolio will be substantially fully invested at all times.

  Risk Factors. The prices of the types of securities usually purchased for the Domestic Growth Stock Portfolio will tend to fluctuate more than the prices of the securities usually purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Domestic Growth Stock Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Growth and Income Portfolio

  Investment Objectives. The objective of the Growth and Income Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

  Investment Policies. The Growth and Income Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends. While the Growth and Income Portfolio intends to invest at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months, the Portfolio may invest in securities not currently paying dividends where Warburg the Sub-Investment Manager anticipates that they will increase in value.

  The Growth and Income Portfolio may also invest for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

  The Growth and Income Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by Warburg, invest in and hold up to 20% of the Portfolio's total assets in foreign securities which are traded in the U.S. or in Depository Receipts. The Growth and Income Portfolio may also purchase the securities of foreign issuers directly in foreign markets. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS-- Depository Receipts" in the Statement of Additional Information.

  The Growth and Income Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Growth and Income Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts. See "Securities and Index Options" and "Futures Contracts" in this Prospectus.

  Risk Factors. The prices of the securities purchased for the Growth and Income Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Growth and Income Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

  Investment Objectives. The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

  Investment Policies. The Capital Growth Portfolio will invest primarily in common stocks when Janus, the Sub-Investment Manager believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services and that operate in a favorable environment from a competitive and regulatory standpoint.

  It is the policy of the Capital Growth Portfolio to purchase and hold securities for capital growth. If the Sub-Investment Manager is satisfied with the performance of a security and anticipates continued appreciation, the Portfolio will generally retain such security. However, changes in the Portfolio will generally be made whenever the Sub-Investment Manager believes they are advisable, either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities held for less than 90 days.

  Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Investment Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio's cash position may increase when the Sub-Investment Manager is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities include debt securities that are below investment grade (securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

  Investments may also be made in foreign equity securities and in Depository Receipts. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. See "Foreign Securities" and "Depository Receipts" in the Prospectus. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date). See "Forward Foreign Currency Exchange Contracts" in the Prospectus.

  The Portfolio may purchase and sell futures contracts as more fully described under "Futures Contracts" in this Prospectus and may write covered call options and purchase call and put options as described under "Securities and Index Options" in this Prospectus.

  The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the Sub-Investment Manager's opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough or a new product, at that company.

  The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

  Risk Factors. The foreign securities and ADRs, EDRs and GDRs in which the Portfolio may invest involve special considerations and risks. See "Foreign Securities" and "Depository Receipts" in this Prospectus. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Investment Manager's projection of future exchange rates is inaccurate. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The price of the securities purchased by the Capital Growth Portfolio will tend to fluctuate more than the prices of securities purchased by the Bond Portfolio and the Money Market Portfolio.

Balanced Portfolio

  Investment Objectives. The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

  Investment Policies. The Balanced Portfolio intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value. The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in high-grade fixed income senior securities which are rated in the three highest rating categories by any NRSRO or, if unrated, are considered by Morgan, the Portfolio's Sub-Investment Manager, to be of comparable quality. The Portfolio may purchase and sell futures contracts as more fully described under "Futures Contracts" in this Prospectus and may write covered call options and purchase call and put options as described under "Securities and Index Options" in this Prospectus. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers limited to 15% of the Portfolio's total assets and in Depository Receipts. See "Foreign Securities" and "Depository Receipts" in this Prospectus.

  In implementing the investment objectives of the Balanced Portfolio, Morgan will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks.

  Risk Factors. The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Although the Balanced Portfolio seeks to reduce both financial and market risks associated with any one investment medium, performance of the Balanced Portfolio will depend on such additional factors as timing the mix of investments and the ability of Morgan to predict and react to changing market conditions. Investment in foreign securities and ADRs involve special considerations and risks. See "Foreign Securities" and "Depository Receipts" in this Prospectus.

Emerging Growth Portfolio

  Investment Objective. The Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

  Investment Policies. The Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size and the Portfolio may also invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

  While the Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see "Risk Factors" and "Foreign Securities" below). The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies.

The Portfolio may also hold foreign currency (see "Risk Factors" below). The Portfolio may invest up to 25% (and generally expects to invest between 0% and 10%) of its total assets in foreign securities (not including American Depository Receipts ("ADRs") (see "American Depository Receipts" below)), which may be traded on foreign exchanges. The Portfolio may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs. The Portfolio may also invest in emerging market securities.

  The Portfolio may invest in corporate asset-backed securities (see "Corporate Asset-Backed Securities" below). The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law (see "Futures Contracts" below and the Statement of Additional Information). In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis (See "When-Issued Securities" below). The Portfolio may also invest a portion of its assets in "loan participations" (see "Loan Participations and Other Direct Indebtedness" below and in the Statement of Additional Information).

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever MFS, the Sub-Investment Manager, is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

  During periods of unusual market conditions when MFS, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

  Risk Factors. The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity Portfolio or of a growth Portfolio which invests entirely in proven growth stocks.

  The Portfolio may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. Investments in lower rated income securities, while offering generally high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service or comparable unrated securities (commonly known as "junk bonds") are considered speculative. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. An effect of such rules may be to depress the prices of outstanding lower rated high yielding fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio but will be reflected in the net asset value of shares of the Portfolio. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Investment Manager's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Portfolio. To the extent the Portfolio invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Sub-Investment Manager's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Sub-Investment Manager may refer to ratings issued by established credit rating agencies, it is not a policy of the Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Sub-Investment Manager's own independent and ongoing review of credit quality.

  The Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Additional Risk Factors

  The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

  Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

  In addition, the use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

  The Emerging Growth Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity portfolio or a growth portfolio investing entirely in proven growth equities.

  See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

  Given the above average investment risk inherent to the Emerging Growth Portfolio, investment in shares of the Emerging Growth Portfolio should not be considered a complete investment program and may not be appropriate for all investors.

Foreign Securities

  The World Growth Stock Portfolio, the Capital Growth Portfolio, the Gold Stock Portfolio and the Emerging Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Growth and Income Portfolio, the Capital Growth Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities. Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Investment Managers, under the supervision of Chubb Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

  Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

  As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Investment Manager believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Investment Manager anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

  In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Investment Manager, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

  While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

  Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio and the Emerging Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies. See "RISK CONSIDERATIONS--Foreign Securities" in the Statement of Additional Information.

Emerging Market Securities

  Consistent with the Portfolios' objectives and policies the Portfolios may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Sub-Investment Manager to have an emerging market economy, taking into account a number of factors including whether the country has a low to middle economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Sub-Investment Manager determines whether an issuer's principal activities are located in an emerging market country by considering such factors as country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of the country or any of its agencies, authorities, or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenue from goods sold or services performed in that country; or
(e) the issuer has 50% or more of its assets in that country.

Depository Receipts

  The World Growth Portfolio, the Gold Stock Portfolio, the Growth and Income Portfolios, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may also invest in Depository Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs the issuer may not be directly involved in the creation of the program. In some cases it may be easier to obtain financial information from an issuer that has participated in the creation of the sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Securities. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

  Depository Receipts also involve the risks of other investment in foreign securities, for purposes of each Fund's investment policies, a Fund's investment in Depository Receipts will be deemed to be investments in the underlying securities.

Forward Foreign Currency Exchange Contracts

  The Portfolios (except the Money Market Portfolio) may utilize forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or a proxy currency whose performance is expected to correlate to the currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

Repurchase Agreements

  All of the Portfolios may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities. In addition, the securities underlying repurchase agreements must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is made, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Zero Coupon Bonds

  The Portfolios may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

Securities and Index Options

  The Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Capital Growth Portfolio and the Emerging Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

  Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security.

  The writing of call options on securities and securities indices involves the following risks: (1) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and
(ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

Purchasing Put and Call Options

  In order to hedge against changes in the market value of their portfolio securities, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

  Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

Futures Contracts

  The Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions. The Capital Growth Portfolio and the Emerging Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securities. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

  The use of futures contracts by the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Investment Manager's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

Lending of Securities

  The Emerging Growth Portfolio may make loans of its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit).

When-Issued Securities

  In order to help ensure the availability of suitable securities, the Bond, Balanced, Capital Growth, World Growth Stock and Emerging Growth Portfolios may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of cash, short-term money market instruments or other liquid assets equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

Corporate Asset-Backed Securities

  The Bond and the Emerging Growth Portfolios may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional Information for further information on these securities.

Loan Participations and Other Direct Indebtedness

  The Bond and the Emerging Growth Portfolios may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

  The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  Investments of the Portfolios are further restricted by certain policies that may not be changed without a vote of stockholders. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

Portfolio Turnover

  Portfolio turnover may vary and from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates for the Portfolios in 1996 and 1995 were as follows: 27.50% and 18.09% for the World Growth Stock Portfolio; 64.78% and 23.98% for the Gold Stock Portfolio; 49.75% and 64.17% for the Domestic Growth Stock Portfolio; 23.25% and 127.74% for the Bond Portfolio; 35.69% and 32.30%, for the Growth and Income Portfolio; 147.82% and 170.32% for the Capital Growth Portfolio; and 222.35% and 164.70% for the Balanced Portfolio. In addition, the portfolio turnover rate for the Balanced Portfolio for such periods can be broken down into rates of 233.29% and 219.50%, respectively, for the common stock portion of the Portfolio and 202.08% and 92.85%, respectively, for the fixed income portion. The Portfolio turnover rate for Emerging Growth Portfolio for 1996 and for the period from May 1, 1995 (commencement of operations) to December 31, 1995 was 94.58% and 30.31%, respectively. Portfolios having higher turnover rates may realize larger amounts of gains and losses relative to a portfolio having a lower turnover rate and will generally incur correspondingly greater brokerage commissions. Excessive short-term trading may result in excessive "short-short" income under the Internal Revenue Code ("IRC") which, in turn, could affect the status of such Portfolios as regulated investment companies and the tax status of the contracts invested in the Portfolio. See "TAXES AND DIVIDENDS" in this Prospectus and "PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

  The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund.

  The Fund's investment manager is Chubb Investment Advisory, a registered investment adviser, a wholly-owned subsidiary of Chubb Life which, in turn, is a wholly-owned Subsidiary of Jefferson Pilot Corporation. Its address is One Granite Place, Concord, NH 03301. It provides supervisory investment advice, and provides certain administrative services for all of the Fund's Portfolios. Its investment advisory responsibilities include, among other things, recommending, evaluating, monitoring and overseeing the activities of the Sub-Investment Managers and reviewing the practices of broker-dealers selected by the Sub-Investment Managers. Chubb Investment Advisory also provides office space and related utilities, including telephones, necessary for the Fund's operations; recommends auditors, counsel and custodians; maintains records not otherwise maintained by other parties; and provides personnel, data processing services, and supplies to the Fund. The cost of such facilities, supplies and services is included in the investment management fee described below. Chubb Investment Advisory also acts as transfer agent and dividend disbursing agent for the fund and serves as investment administrator to Chubb Investment Funds, Inc., an open-end management investment companies organized in 1987.

  Investment management fees are paid to Chubb Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio as shown below:

                                         WORLD GROWTH STOCK,
                                             GOLD STOCK,
                                        DOMESTIC GROWTH STOCK,
                           MONEY MARKET   GROWTH AND INCOME,   CAPITAL EMERGING
AVERAGE DAILY NET ASSETS     AND BOND        AND BALANCED      GROWTH   GROWTH
------------------------   ------------ ---------------------- ------- --------
First $200 Million........     .50%              .75%           1.00%    .80%
Next $1.1 Billion.........     .45%              .70%            .95%    .75%
Over $1.3 Billion.........     .40%              .65%            .90%    .70%

  The Sub-Investment Managers for the Portfolios are Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas for the World Growth Stock Portfolio; Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061 for the Bond Portfolio; Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016 for the Gold Stock Portfolio; Pioneering Management Corporation, 60 State Street, Boston, Massachusetts 02109 for the Domestic Growth Stock Portfolio; Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206 for the Capital Growth Portfolio; J.P. Morgan Investment Management, Inc. ("Morgan") 522 Fifth Avenue, New York, New York 10036 for the Balanced Portfolio; Warburg Pincus Counsellors, Inc. 466 Lexington Avenue, New York, New York 10017-3147 for the Growth and Income Portfolio; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116 for the Money Market and Emerging Growth Portfolios.

  Templeton, a registered investment adviser, is organized under the laws of the Bahamas. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Franklin is a publicly traded company whose ordinary shares of common stock are listed on the New York Stock Exchange. Templeton serves as an investment adviser or sub-adviser to various investment companies registered under the Investment Company Act of 1940, subject to the supervision and direction of each company's Board of Directors and, where appropriate, the company's investment adviser, as well as to investment companies registered in foreign jurisdictions. In this capacity, Templeton is responsible on a daily basis for managing the companies' investments, making investment decisions on behalf of the companies and supplying research services. Templeton may also provide investment research and advice to certain common trust vehicles. Templeton is also an adviser or sub-adviser to several private accounts. Templeton and its affiliates currently serve as investment manager to 175 U.S. registered investment companies. Mr. Jeffrey Everett, Mr. Sean Farrington and Mr. Mark Holowesko are primarily responsible for the day to day management of the World Growth Stock Portfolio. Mr. Everett, Executive Vice President of Templeton, has been a portfolio manager at Templeton since 1989. Mr Farrington, Vice President of Templeton, has been portfolio manager since 1995, and joined Templeton as a portfolio manager in 1991. Mr. Holowesko, President of Templeton, has been with Templeton as a portfolio manger since 1987.

  Chubb Asset, a registered investment adviser, is a Delaware corporation and a wholly-owned subsidiary of The Chubb Corporation. It is in no way affiliated with Chubb Investment Advisory or Chubb Life. Since 1987, Chubb Asset has been the investment manager for Chubb Investment Funds, Inc., which currently consists of the Chubb Money Market Fund, the Chubb Government Securities Fund, the Chubb Tax-Exempt Fund, the Chubb Total Return Fund, the Chubb Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund. Persons employed by Chubb Asset, who are also investment personnel of Chubb & Son, Inc., a wholly-owned subsidiary of The Chubb Corporation, currently provide investment advice to and supervise and monitor investment portfolios for The Chubb Corporation and its affiliates, including general accounts of insurance affiliates of The Chubb Corporation. In addition, certain investment personnel employed by Chubb Asset currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to Chubb Asset. Ned Gerstman and Paul Geyer have been primarily responsible for the day-to-day management of the Bond Portfolio since 1988 and 1991, respectively. Mr. Gerstman is Senior Vice President of Chubb Asset and Vice President and Portfolio Manager of The Chubb Corporation. He has been employed by Chubb Asset since 1988 and has been Portfolio Manager for The Chubb Corporation since 1987. Mr. Geyer, Assistant Vice President and Assistant Portfolio Manager of Chubb Asset, has been affiliated with Chubb Asset since 1991 and with The Chubb Corporation since 1990. He was previously affiliated with Merrill Lynch in New York.

  Van Eck Associates, a registered investment adviser, is a Delaware corporation. It acts as an adviser to three other registered investment companies, Van Eck Funds, Van Eck Investment Trust and International Growth Trust and as a sub-adviser to two other registered investment companies, Thomson Fund Group--Thomson Precious Metals and Natural Resources Fund and GCG Trust--Natural Resources Fund, and manages or advises managers of portfolios of pension plans and other accounts. Mr. John C. van Eck owns 25.6% of the outstanding voting securities of Van Eck Associates and his wife and two sons, are each the beneficial owners of 24.8% of such securities. Mr. John C. van Eck has retained the right to direct the voting and disposition of the shares of Van Eck Associates held by his wife. Since October 1996, Henry J. Bingham has been primarily responsible for the day-to-day management of the Gold Stock Portfolio. He has been associated with Van Eck Associates as a portfolio manager since 1984 and is currently Executive Managing Director of Van Eck.

  Pioneer, a registered investment adviser, is a Delaware corporation. It is a wholly-owned subsidiary of The Pioneer Group, Inc., a Delaware corporation. Pioneer currently acts as a manager and investment adviser of twenty-two other registered investment companies. Robert W. Benson, Senior Vice President of Pioneer, has been primarily responsible for the day-to-day management of the Domestic Growth Stock Portfolio since 1986. Mr. Benson has been employed as a portfolio manager by Pioneer since 1974.

  Janus, a registered investment adviser, is a Colorado corporation. It serves as investment adviser or sub-adviser to Janus Growth and Income Fund, Janus Worldwide Fund, Janus Fund, Janus Twenty Fund, Janus Venture Fund, Janus Flexible Income Fund and Janus Intermediate Government Securities Fund, as well as several other mutual funds and individual, corporate and pension and profit-sharing accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate. Mr. Marc Pinto is primarily responsible for the day-to-day management of the Capital Growth Fund. Mr. Pinto has been a portfolio manager of the firm since 1994, previously he was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs.

  Warburg, Pincus, Counsellors, Inc. ("Warburg"), is a wholly owned subsidiary of Warburg Pincus Counsellors G.P. ("Warburg G.P."), a New York General Partnership which is in itself controlled by Warburg, Pincus & Co. ("W.P. & Co."), also a New York partnership. Lionel I. Pincus, the Managing Director of W.P. & Co. may be deemed to control both W.P. & Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg, organized in 1970, is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions and individuals. As of May 31, 1997 Warburg managed nearly $18.8 billion in assets. Brian Posner, a managing Director of Warburg, has been with Warburg since January 1997 and since May 1, 1997 has been chief investment officer. Prior to joining Warburg, Mr. Posner had been a portfolio manager with Fidelity Investments since 1987, most recently the Vice President and portfolio manager of Fidelity Equity-Income II Fund.

  J.P. Morgan Investment Management Inc. ("Morgan") is the sub-adviser to the Balanced Portfolio. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized in Delaware. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. As of March 31, 1997 Morgan had assets under management of $180 Billion. Michael J. Kelley, Vice President, (employed by Morgan since 1985) and Harriet T. Huber, Vice President (employed by Morgan since 1989) are primarily responsible for the day to day management of and implementation of Morgan's investment process for the Balanced Portfolio.

  Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of May 31, 1997. As of such date, the MFS organization manages approximately $34.19 billion of assets invested in equity securities and approximately $19.93 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

  MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Variable Insurance Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and twelve variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) in connection with the sale of various combination fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients. John W. Ballen, a Senior Vice President of MFS, is the Emerging Growth Portfolio's portfolio manager. Mr. Ballen has been employed as a portfolio manager by MFS since 1984.

  The compensation of the Sub-Investment Managers is paid directly from the investment management fees of Chubb Investment Advisory and is set forth in the table below as an annual percentage of the average daily net asset value of the Portfolio managed:

                                          SUB-INVESTMENT MANAGER
                            ---------------------------------------------------
                                                                  VAN
AVERAGE DAILY NET ASSETS     JANUS     TEMPLETON    CHUBB ASSET   ECK   PIONEER
------------------------    ------- --------------- ------------ ------ -------
First $200 Million.........  .75%        .50%           .35%      .50%   .50%
Next $1.1 Billion..........  .70%        .45%           .30%      .45%   .45%
Over $1.3 Billion..........  .65%        .40%           .25%      .40%   .40%
                                          MFS           MFS
NET ASSETS                  WARBURG EMERGING GROWTH MONEY MARKET MORGAN
----------                  ------- --------------- ------------ ------
First $100 Million.........  .50%        .40%           .30%      .45%
Next $100 Million..........  .50%        .40%           .30%      .40%
Next $200 Million..........  .50%        .40%           .25%      .35%
Over $400 Million..........  .50%        .40%           .25%      .30%

  As noted above, under the Investment Management Agreement Chubb Investment Advisory acts as transfer agent and dividend paying agent for the Fund and assumes a number of administrative functions in addition to its investment management services. For example, Chubb Investment Advisory prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other communications with stockholders; schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders; and prepares and files tax returns and reports which federal, state, local or foreign laws may require. The cost of preparing, printing and distributing all materials and holding such meetings is borne by the Fund. The Fund also pays certain other expenses which are described under the heading "INVESTMENT ADVISORY AND OTHER SERVICES--Payment of Expenses" in the Statement of Additional Information.

  For the year ended December 31, 1996, all investment management fees paid to Chubb Investment Advisory totalled: .75%, .50%, .75%, .75%, .50%, .75%, 1.00%,
 .75% and .80%, respectively, of the average daily net assets of the World Growth Stock Portfolio, Money Market Portfolio, Gold Stock Portfolio, Domestic Growth Stock Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Balanced Portfolio and Emerging Growth Portfolio. For the year ended December 31, 1996 the ratio of operating expenses to average net assets was 0.88%, 0.62%, 1.04%, 0.85%, 0.60%, 0.88%, 1.13%, 0.97% and 1.16%
respectively, for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and Emerging Growth Portfolio. Chubb Investment advisory paid each of its sub advisors a sub advisory fee equal to the fee levels above for the first $200 million of assets.

                                 CAPITAL STOCK

  The Fund issues a separate series of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio, including approval of the investment management agreement, a sub-investment management agreement, and changes in fundamental investment policies of that Portfolio. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. All shares may be redeemed at any time.

  As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

  Chubb Life initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio and the Emerging Growth Portfolio, for its general account. Chubb Life initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and will purchase 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Chubb Life or its affiliated insurance companies. As of March 26, 1997, Chubb Life owned shares of capital stock of the Capital Growth, the Growth and Income Portfolio and the Balanced Portfolio, representing .14%, .57% and .75%, respectively, of total shares outstanding. The shares held in a separate account which are attributable to Policies will be voted by Chubb Life or its affiliated insurance companies in accordance with instructions received from the owners of Policies. The shares held by Chubb Life or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by Chubb Life or its affiliated insurance companies against the separate account and shares held by Chubb Life or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by Chubb Life or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Chubb Life and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder.

                              TAXES AND DIVIDENDS

  Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

  The Fund expects that each Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Fund to an excise tax.

  Dividends from ordinary income will be declared and distributed with respect to each Portfolio at least once each year. Ordinary income of each Portfolio is the investment company taxable income as defined in Section 852(b) of the Code. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

  Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable life insurance policies, the Fund intends to comply with the diversification requirements as set forth in the regulations.

  The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

                       OFFERING AND REDEMPTION OF SHARES

  Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. The Fund's principal underwriter and distributor is Chubb Securities Corporation, One Granite Place, Concord, New Hampshire 03301. Chubb Securities Corporation is an affiliate of Chubb Investment Advisory and a wholly-owned subsidiary of Chubb Life and Jefferson Pilot Corporation. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

  Net asset value is normally determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading.

  An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the mean of the bid and asked prices at the close of trading is used. A security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the mean of the bid and asked prices at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market prices.

  Trading in securities on exchanges in European and Far Eastern countries, and in over-the-counter markets in such other nations, is normally completed well before the close of trading on the New York Stock Exchange. Trading of European and Far Eastern securities, either generally or in a particular country or countries, may not take place on every day on which the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated. The calculation of the net asset value of those Portfolios which do such trading, therefore, may not take place contemporaneously with the determination of the prices of many of the securities of each such Portfolio which are used in making the calculation of net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Fund, such securities will be valued at fair value as determined in good faith by the Board of Directors of the Fund.

  Short-term debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

  Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the mean of the bid and asked price.

  All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

  With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

  Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."

                               OTHER INFORMATION

  Shares of the Portfolios are presently offered only to corresponding divisions of separate accounts established by Chubb Life or its affiliated insurance companies in order to fund the Policies. In the future, however, the shares of the Portfolios may also be offered to separate accounts of Chubb Life, Hamilton and Jefferson Pilot, affiliates of Chubb Life, Hamilton and Jefferson Pilot and other non-affiliated insurance companies in order to fund additional variable life insurance policies or variable annuity contracts.

  A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

                            CHUBB AMERICA FUND, INC

                               One Granite Place

                          Concord, New Hampshire 03301

                                 (603) 226-5000

                                 A Series Fund
                                     with a
           World Growth Stock Portfolio Investing Primarily in Stocks
                   Money Market Portfolio Investing Primarily
                          in Money Market Instruments
         Gold Stock Portfolio Investing Primarily in Gold Mining Shares
             Bond Portfolio Investing Primarily in Debt Securities
         Domestic Growth Stock Portfolio Investing Primarily in Stocks
           Growth and Income Portfolio Investing Primarily in Stocks
             Capital Growth Portfolio Investing Primarily in Stocks
                   Balanced Portfolio Investing Primarily in
                       Stocks and Fixed Income Securities
         Emerging Growth Portfolio Investing Primarily in Common Stocks
                      of Small and Medium-Sized Companies

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. It is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained by writing or calling the Fund at the address or telephone number above.

--------------------------------------------------------------------------------

The date of the Prospectus to which this Statement of Additional Information relates is August 28, 1997.

The date of this Statement of Additional Information is August 28, 1997.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Business History

Investment Restrictions

Description of Certain Investments
     Bank Obligations
     Repurchase Agreements
     Commercial Paper
     Loan Participation and other Direct Indebtedness
     Corporate Asset Backed Securities
     Lending of Securities
       Foreward Commitments
     Warrants
     Forward Foreign Currency Exchange Contracts
     American Depository Receipts
     Securities and Index Options
     Futures Contracts and Related Options
     High Yield Bonds
     Description of Investment Ratings

Risk Considerations
     U.S. Dollar Obligations of Foreign
       Branches of U.S. Banks
     Repurchase Obligations
     Foreign Securities
     Forward Foreign Currency Exchange Contracts
     Gold Mining Shares
     Options
     Futures Contracts and Related Options
     Federal Tax Matters

Investment Advisory and Other Services
     Investment Management Agreements
       and Sub-Investment Management Agreements
     Independent Auditors
     Custodians
     Payment of Expenses

Portfolio Transactions and Brokerage Allocations

Management of the Fund

Capital Stock

Offering and Redemption of Shares

Determination of Net Asset Value

Taxes

                                                            Page
                                                            ----
Performance and Yield Information

Additional Information
     Reports
     Name and Service Mark

                                BUSINESS HISTORY

Chubb America Fund, Inc. (the "Fund") is an open-end diversified management investment company established by Chubb Life Insurance Company of America ("Chubb Life") to provide for the investment of assets of separate accounts established by Chubb Life, Jefferson Pilot Life ("Jefferson Pilot") or
Alexander Hamilton Life ("Alexander Hamilton") or their affiliated insurance companies. Chubb Life was acquired by Jefferson-Pilot Corporation, a North Carolina corporation, as of April 30, 1997. Such assets are acquired by the separate accounts pursuant to the sale of flexible premium variable life insurance policies and variable annuities (the "Policies"). The Fund has no business history prior to being incorporated in Maryland on October 19, 1984. In the future, the Fund may sell its shares to other separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors or assigns, or by other insurance companies with which Chubb Life is affiliated or unaffiliated, and may add or delete Portfolios.


                            INVESTMENT RESTRICTIONS

Each of the following investment restrictions are fundamental policies of the World Growth Stock, Money Market, Gold Stock, Bond and Domestic Growth Stock Portfolios and may not be changed for any such Portfolio without approval of a majority of the outstanding shares of each affected Portfolio. Investment restrictions 2, 3, 5, 6, 8-12 and 17 are fundamental policies for the Growth and Income, Capital Growth, Emerging Growth and Balanced Portfolios and may not be changed for any such Portfolio without approval of a majority of the outstanding shares of the affected Portfolio. Each restriction, whether or not fundamental, applies to each Portfolio of the Fund, unless otherwise indicated. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of that Portfolio only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A Portfolio will not:

1. Invest more than 10%, or in the case of Emerging Growth Portfolio 15%, of the value of the total assets of the Portfolio in securities, or 5%, except with respect to Emerging Growth Portfolio, of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

2. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.

3. Invest in commodities or commodity contracts, except that the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may each enter into financial futures contracts and options thereon that are listed on a national securities or commodities exchange if, immediately thereafter for that Portfolio: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Portfolio's total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities in an amount equal to the total market value of any futures contracts purchased by a Portfolio, less the amount of any initial margin, is established by that Portfolio. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit.

4. Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder.

5. Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Emerging Growth Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value).

6. Make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, "other securities" are limited, for each issuer, to not more than 5% of the value of the Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities.

As a matter of operating policy, the Fund considers bank obligations as "other securities" and will invest no more than 5% of a Portfolio's total assets in the obligations of any one issuer and will own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.

7. Invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

8. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.

9. Except with respect to the Emerging Growth Portfolio, borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300%. The Emerging Growth Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergence purposes. This restriction will not prevent the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio or Emerging Growth Portfolio from entering into futures contracts as set forth above in restriction 3.

10. Issue securities senior to its common stock except to the extent set out in paragraph 9 above. For purposes hereof, writing covered call options, and as regards Emerging Growth Portfolio, put options, and entering into futures contracts, to the extent permitted by restrictions 3 and 13, shall not involve the issuance of senior securities.

11. Sell securities short, except the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may make short sales against the box.

12. Buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by restrictions 3 and 13.

13. Invest in or write puts, calls, straddles, or spreads. However, this restriction shall not prohibit the Portfolios (other than the Money Market Portfolio) from writing or selling covered call options or purchasing call options in order to close transactions. Nor shall this restriction prohibit the Emerging Growth or Capital Growth Portfolio from writing or selling covered call and put options or purchasing call or put options. This restriction shall not prohibit the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio from investing more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors. (In addition, as a matter of operating policy, no Portfolio may write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets.)

14. Enter into a repurchase agreement with Chubb Life Insurance Company of America ("Chubb Life"); The Chubb Corporation; or a subsidiary of either of such corporations.

15. Except for the Emerging Growth Portfolio participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

16.  Invest in companies for the purpose of exercising control of management.

17. Invest more than 25% of the value of the total assets of the Portfolio (other than the Gold Stock Portfolio) in securities of any one industry. Banks are not considered a single industry for purposes of this restriction. (As a matter of operating policy, only the Money Market Portfolio may utilize this exception.) Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

18. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

19. Invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

20. Invest more than 15% of the value of the assets of the Portfolios (except the Emerging Growth Portfolio) in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system.

                       DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the Portfolios and which may involve certain specific risks, discussed under "RISK CONSIDERATIONS" below:

Bank Obligations

All of the Portfolios may acquire obligations of banks. These include certificates of deposit, which are normally limited to $100,000 per issuing bank, bankers' acceptances and time deposits. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institution. None of the Portfolios will invest in time deposits maturing in more than seven days.

The Money Market Portfolio will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S. and is a member of the Federal Deposit Insurance Corporation. However, this limitation shall not prohibit investments in foreign branches of U.S. banks which otherwise meet the foregoing requirements.

Repurchase Agreements

All of the Portfolios, except the Bond Portfolio and the Domestic Growth Stock Portfolio, may invest in repurchase agreements.

A repurchase agreement customarily obligates the seller, at the time it sells securities to the Portfolio, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. The underlying securities will consist of high-quality securities. With respect to the Money Market Portfolio, the underlying security must be either a U.S. Government Obligation or a security rated in the highest rating category by the Requisite NRSROs (as defined in the Prospectus) and must be determined to present minimal credit risk. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.



Commercial Paper

All of the Portfolios may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. In connection with the World Growth Stock Portfolio, the Gold Stock Portfolio, the Bond Portfolio and the Domestic Growth Stock Portfolio, on the date of investment, such paper must be rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), the highest commercial paper ratings, or the highest commercial paper ratings by other Nationally Recognized Securities Rating Organization (NRSROs), or, if not rated, must have been issued by a corporation with an outstanding debt issue rated AAA or AA by Standard & Poor's or AAA or Aa by Moody's as described below, and be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate. On the date of investment, with respect to the Money Market Portfolio, such paper or its issuer must be rated in one of the two highest commercial paper rating categories by at least two NRSROs which have issued a rating with respect to such commercial paper or its issuer or by one NRSRO if that paper or its issuer has been rated by only one NRSRO or, if not rated, must be of comparable quality. In connection with the Growth and Income Portfolio, the Capital Growth Portfolio and the Balanced Portfolio, on the date of investment, such paper must be rated within the three highest categories by Moody's, Standard & Poor's or other NRSROs or, if not rated, must be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate.

Loan Participations and Other Direct Indebtedness

As described in the Prospectus, the Portfolios may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Portfolio acquires some or all of the of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligates a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Emerging Growth Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Emerging Growth Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Portfolio will purchase, The Sub-Investment Manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for the purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. For example, if a loan or other direct indebtedness is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Investment Manager's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Investment Manager determines that any such investments are illiquid, the Portfolio will include them in the investment limitations described below.

Corporate Asset-Backed Securities

As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purposes corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors and underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letter of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


Lending of Securities

The Emerging Growth Portfolio may seek to increase its income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and to its member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Emerging Growth Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Emerging Growth Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Emerging Growth Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by The Sub-Investment Manager to be of good standing, and when, in the judgment of The Sub-Investment Manager, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If The Sub-Investment Manager determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Emerging Growth Portfolio's total assets.

Forward Commitments

The Portfolios may, from time to time, purchase securities on a forward commitment, when issued, or delayed delivery basis. The price of such forward commitment securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made. Delivery and payment will take place at a later date. Normally, the settlement date may take up to three months. During the period between purchase and settlement, no payments are made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While forward commitment securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a forward commitment basis, the Portfolio will record the transaction and reflect the value of the security in determining its net asset value. [The Investment Managers do not believe that the net asset value or income of the Portfolios will be adversely affected by the purchase of securities on a forward commitment basis.] Each Portfolio using forward commitments will maintain with it's custodian, in a segregated account, cash or securities equal in value to its total commitments for forward commitment securities.

Warrants

All of the Portfolios, except the Money Market Portfolio, may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Portfolio is not able to exercise a warrant at a cost lower than the underlying securities, the Portfolio will suffer a loss of its entire investment in the warrant.

Forward Foreign Currency Exchange Contracts

The Capital Growth Portfolio, Growth and Income Portfolio and the Emerging Growth Portfolio may use forward foreign currency exchange contracts ("forward currency contracts") to hedge against the decline of a currency in which the Portfolio's securities are denominated. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contracts.

The Capital Growth Portfolio and the Emerging Growth Portfolio may enter into forward currency contracts or maintain a net exposure on such contracts only if
(i) the consummation of
the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in the currency and (ii) the Capital Growth Portfolio and the Emerging Growth Portfolio maintain with their custodian cash, U.S. government securities, or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contracts or otherwise cover the forward currency contract in accordance with the current SEC's regulations.

Depository Receipts

The World Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Gold Stock Portfolio and the Emerging Growth Portfolio may invest in American Depository Receipts ("ADR's"), Global Depository Receipts ("GDR's"), and European Depository Receipts ("EDR's"). ADR's are certificates issued by a U.S. bank representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank. There are no fees imposed on the purchase or sale of ADR's when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADR's into the underlying ordinary shares. Brokerage commissions will be incurred if ADR's are purchased through brokers on U.S. stock exchanges. Investments in ADR's often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities. GDRs and EDRs are similar to ADRs except that they are not necessarily issued by a US Bank in that they represent evidence of ownership of underlying securities issued in the US or foreign securities market. Generally, Depository Receipts in bearer form are designed for care in securities market outside the United States. Depository Receipts may not necesarily be denominated in the same currency as the underlying securities into which they may be converted. Depository Receipts may be in sponsored or unsponsored programs. The issuer may not be involved and less issuer information may be available. The Fund believes that the risk associated with ownership of depository receipts are no greater than the risks associated with the direct ownership of foreign shares.

Securities and Index Options

All of the Portfolios, except the Money Market Portfolio may write (sell) covered call options and purchase call options in order to close transactions. In addition, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may purchase put and call options to enhance investment performance or for hedging purposes. The options activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Writing Covered Call Options. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period. In such cases, the security covering the call will be maintained in a segregated account with the Fund's custodian. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security at the time the option is written. A Portfolio will write covered call options to reduce the risks associated with certain of its investments or to increase total investment return through the receipt of premiums.

A Portfolio may attempt to protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Portfolio makes a "closing purchase transaction" by the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

A Portfolio may purchase call options on individual securities or stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Options on Indexes. A Portfolio may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.


Futures Contracts and Related Options

The Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may purchase or sell futures contracts and related options.

Futures Transactions. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contracts markets.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Upon entering into a futures contract, a Portfolio will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. A Portfolio may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Portfolio's existing futures contracts and premium paid for options on unexpired futures contracts used for non hedging purposes. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or U.S. Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities [assuming a "long" position] a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities [assuming a "short" position] it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Investment Manager to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

The Portfolios by hedging through the use of futures on debt securities seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

The Portfolio could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Portfolio's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

Options on Futures. For bona fide hedging purposes, the Growth and Income Portfolio, the Capital Growth Portfolio, the Emerging Growth Portfolio and the Balanced Portfolio may purchase put and call options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

When a Portfolio, as a purchaser of an option on a futures contract, exercises such option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

Options on futures contracts can be used by a Portfolio to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

If a Portfolio writes call options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in the Sub-Investment Manager's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Options on Foreign Currencies

As noted in the Prospectus, the Capital Growth and Emerging Growth Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.

In order to protect against such diminutions in the value of portfolio securities, the Capital Growth and Emerging Growth Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Capital Growth and Emerging Growth Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its investments which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Capital Growth and the Emerging Growth Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Capital Growth and the Emerging Growth Portfolios deriving from purchases of foreign options will be reduced by the amount of the premium and related transactions costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Capital Growth and the Emerging Growth Portfolios could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Capital Growth and Emerging Growth Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, where the Capital Growth or Emerging Growth Portfolios anticipate a decline in the dollar value of foreign-dominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of premium received.

Similarly, instead of purchasing a call option to hedge against anticipated increase in the dollar cost of securities to be acquired, the Capital Growth or Emerging Growth Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Capital Growth or Emerging Growth Portfolio to hedge such increased costs up to the amount of the premium. Foreign currency options written by the Emerging Growth Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Emerging Growth Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Emerging Growth Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.

The Portfolios will engage in transactions in futures contracts and related options only for bona fide hedging purposes and not for speculation. The Portfolios may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Portfolio, such positions will always be "covered", as appropriate, by either
(i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Portfolio to purchase or sell the same futures contract or option at the same strike price or better.

High Yield Bonds

The medium and lower quality debt securities in which the Capital Growth and Emerging Growth Portfolios may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Sub-Investment Manager to accurately value certain portfolio securities. Further, there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market and the Portfolio might then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio.

Description of Investment Ratings

Moody's - Bond Ratings

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's - Bond Ratings

AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C-Bonds rated C are typically subordinated to senior debt which is assigned an actual or implied CCC rating.

D-Bonds rated D are in payment default or may be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1-This designation indicates that the degree of safety regarding timely payment is very strong.

A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.



SP-1-A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2-A satisfactory capacity to pay principal and interest.

SP-3-A speculative capacity to pay principal and interest.

Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

                              RISK CONSIDERATIONS

U.S. Dollar Obligations of Foreign Branches of U.S. Banks

The Money Market Portfolio and the Balanced Portfolio may regularly invest in U.S. dollar denominated obligations of foreign branches of FDIC-member U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Fund believes that the U.S. bank would be liable in the event that the foreign branch failed to pay on its U.S. dollar obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments could affect liquidity or repayment. Because of possibly conflicting laws or regulations, the issuing bank could maintain and prevail that the liability is solely that of the branch, thus exposing the Portfolio to a possible loss. Such U.S. dollar obligations of foreign branches of FDIC-member

U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., the District of Columbia, Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Repurchase Agreements

During the holding period of a repurchase agreement, the seller marks to market the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Portfolio acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and whose creditworthiness has been evaluated by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000.

Foreign Securities

The investment in securities of foreign issuers by the World Growth Stock Portfolio, the Gold Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Emerging Growth Portfolio may involve special considerations associated with fluctuating exchange rates, the fact that foreign securities and the markets therefore are not as liquid as their domestic counterparts, the imposition of exchange control restrictions, and economic or political instability. In addition, issuers of foreign securities are subject to different, and in some cases less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. As a result, the selection of investments in foreign issuers may be more difficult and subject to greater risks than investments in domestic issuers.

These Portfolios make investments in businesses located in foreign nations. Thus, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations. Further, foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, government restrictions in certain countries and other limitations or investment may affect the maximum percentage of equity ownership in any one company by the Portfolios. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. In addition, there may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of non-U.S. issuers may be more difficult and subject to greater risks than investment in domestic issuers.

A Portfolio may be affected, either unfavorably or favorably, by fluctuations in the relative rates of exchange between the currencies of different nations and the exchange control regulations and by their indigenous economic and political developments. The Sub-Investment Managers for these Portfolios will consider these and other factors before investing in particular foreign securities, and will not make such investments unless, in its opinion, such investments will meet the policies and objectives of its respective Portfolio. In addition, the Board of Directors will monitor all foreign custody arrangements to ensure compliance with the 1940 Act and the rules thereunder, and will review and approve, at least annually, the continuance of such arrangements as consistent with the best interests of the Fund and the stockholders.

Forward Foreign Currency Exchange Contracts

The Capital Growth and Emerging Growth Portfolios' use of forward foreign currency exchange contracts involves the special risks described below. The precise matching of the amounts of foreign currency contracts and the value of the portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.

In addition, since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.


Further, the Capital Growth and Emerging Growth Portfolios may not always be able to enter into a forward currency contract when the Sub-Investment Manager deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Moreover, the Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in other circumstances in which the Portfolio enters into a cross-hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that, in general, yield high rates of return may, therefore, tend to reduce the rate of return.

Gold Mining Shares

The four largest producers of gold currently are the Republic of South Africa, the U.S., Australia and Canada. Economic and political conditions and objectives prevailing in these countries may have direct effects on the production and marketing of newly produced gold and sales of central bank gold holdings. Political and social conditions in South Africa, due to the history of apartheid and the volatility of the political conditions in the new South African government and unsettled political conditions which could recur in South Africa as well as in neighboring countries, may pose certain risks to investments in South Africa if aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa including the Fund's investments and, under certain conditions, on the liquidity of the Funds portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest or hold investments in South African companies may be further affected by changes in the United States or South African laws or regulations. In the past legislation has been proposed in Congress which would require U.S. investors, including the Fund, to sell their investment in South Africa. If such legislation were to be enacted it could have a materially adverse effect on the value of the Fund's investments in South Africa. Notwithstanding these considerations, the recent liberalization of South Africa's political system could reduce the risks described above in the future.

Options

During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio in writing call options must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Sub-Investment Manager believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk in purchasing securities index options is that the premium and transaction costs paid by a Portfolio will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

Futures Contracts and Related Options

Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures contract only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures contract or related option position. In the case of a futures contract, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures contracts also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Sub-Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction that will not be offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Federal Tax Matters

A policyowner's interest in earnings on assets held in a separate account and invested in the Fund are not includible in the policyowner's gross income because the Policies presently qualify as life insurance contracts for Federal income tax purposes.

The Fund intends that each Portfolio will comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors and assigns or by other insurance companies with which Chubb Life is affiliated and Chubb Life's general account which provided the initial capital for the Portfolios.

In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the Portfolios. These diversification requirements are in addition to the diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of Section 817(h) could result in taxation to Chubb Life or its affiliated insurance companies and immediate taxation of the owners of the policies funded by the Fund.

The Secretary of the Treasury may in the future issue regulations or one or more revenue rulings which would prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than an insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector such as the Gold Stock Portfolio. Failure to comply with any such regulations presumably would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

The Fund may, therefore, find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under Federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolios or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to affected policyholders and the approval of a majority of such policyholders or without prior approval of the Securities and Exchange Commission, to the extent legally required. See "TAXES" below.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Management Agreements and Sub-Investment Management Agreements.

The Fund has entered into Investment Management Agreements with Chubb Investment Advisory Corporation ("Chubb Investment Advisory") with respect to all Portfolios. The Fund and Chubb Investment Advisory have also executed Sub-Investment Management Agreements with Templeton Global Advisors, Inc. ("Templeton"), Chubb Asset Managers, Inc. ("Chubb Asset"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), J.P. Morgan Investment Management, Inc. ("Morgan"), Warburg, Pincus Counsellors, Inc. ("Warburg") Massachusetts Financial Services Company ("MFS") (collectively the "Sub-Investment Managers") with regard to the World Growth Stock; Bond; Gold Stock; Domestic Growth Stock; Capital Growth; Balanced, Growth and Income, Money Market and Emerging Growth Portfolios, respectively.

The Investment Management Agreements provide that Chubb Investment Advisory, subject to control and review by the Fund's Board of Directors, is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund. See "MANAGEMENT OF THE FUND" in the Prospectus. The Sub-Investment Management Agreements provide that the Sub-Investment Managers, subject to review by the Fund's Board of Directors and by Chubb Investment Advisory, have the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio which they advise.

Chubb Investment Advisory, each Sub-Investment Manager and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of the advisory accounts of Chubb Investment Advisory, each Sub-Investment Manager, and their affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Chubb Investment Advisory, each Sub-Investment Manager and their affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. Under normal circumstances such transactions will be (1) done on a pro-rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if the trade is likely to produce a benefit for the Portfolios, and (3) at the same average price for each client. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. It is also the policy of Chubb Investment Advisory, each Sub-Investment Manager, and each of their affiliates not to favor any one account over the other.

For providing investment advisory and management services to the Fund, Chubb Investment Advisory receives monthly compensation from the Fund and has sole responsibility to provide each Sub-Investment Manager, other than Janus, with quarterly compensation and Janus with monthly compensation, at annual rates computed as described under "MANAGEMENT OF THE FUND" in the Prospectus. For the year ended December 31, 1994, the Fund paid $377,344, $39,051, $60,959, $38,648,
$221,681, $32,319, $214,041, and $100,956 to Chubb Investment Advisory for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio Domestic Growth Stock Portfolio, the Growth & Income Portfolio, the Capital Growth Portfolio and the Balance Portfolio respectively. For the year ended December 31, 1995, the Fund paid $511,260, $40,941, $59,640, $50,107, $317,840, $65,332, $387,176 and $106,430 and $33,463
to Chubb Investment Advisory for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Emerging Growth Portfolio, respectively. For the year ended December 31, 1996 the Fund paid and $656,061, $42,558, $62,705, $53,464 $480,015, $135,739, $703,701, $134,709, and $173,563
to Chubb Investment Advisory for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. All such fees were paid pursuant to the terms of the Investment Management Agreements and the Sub-Investment Management Agreements. The Emerging Growth Portfolio was added to the Fund on May 1, 1995 and therefore no investment advisory fees were paid by it during 1994.

For providing sub-investment advisory services to the Portfolios, as described under "MANAGEMENT OF THE FUND" Chubb Investment Advisory for the years 1996, 1995 and 1994 respectively paid: $437,374, $340,840 and $251,563 to Templeton for the World Growth Portfolio; $29,791, $28,659 and $27,336 to Chubb Asset Managers, Inc. for the Money Market Portfolio for the years 1996, 1995 and 1994 respectively; $41,803, $37,760, and $40,639 to Van Eck Associates for the Gold Portfolio; $320,010, $211,893 and $147,547 to Pioneering Management for the Domestic Growth Portfolio $37,425, $35,075 and $27,054 to Chubb Asset Managers, Inc. for the Bond Portfolio; $90,493, $43,555 and $21,546 to Chubb Asset Managers, Inc. for the Growth and Income Portfolio; $527,776, $290,382 and $160,531 to Janus for the Capital Growth Portfolio; and $89,806, $70,953 and $67,304 to Phoenix for the Balanced Portfolio; and Chubb Investment Advisory paid $108,477 for 1996 and $20,914 for 1995, to MFS for the Emerging Growth Portfolio.

The Investment Management Agreements also obligate Chubb Investment Advisory to perform certain administrative services which are described more completely in the Prospectus. Certain of these functions have been delegated to the Sub-Investment Managers.

The continuance of the Investment Management Agreements and the Sub-Investment Management Agreements were approved by the Fund's Board of Directors on January 30, 1997. As a result of the sale by the Chubb Corporation of Chubb Life to Jefferson-Pilot on April 30, 1997 (the "Transaction") and the resulting change in control of Chubb Investment Advisory, the Investment Management Agreements and each of the Sub-Investment Management Agreements terminated by operation of law on that date. On April 30, 1997 the Fund and Chubb Investment Advisory received an exemptive order from the Securities and Exchange Commission that permits Chubb Investment Advisory to continue to provide investment management services to the Fund and each of its series during an interim period of not more than 120 days from the date of the Transaction and continuing through the date a new investment management agreement and new sub-investment management agreements are approved or disapproved by shareholders (but in no event later than August 28, 1997). Shareholders of record on June 20, 1997 approved the Investment Management Agreement with Chubb Investment Advisory Corporation and with each of the Sub-Investment Advisory Agreements with each of the Sub-Investment Advisors, including the new arrangements with Warburg, Morgan and MFS at a Special Meeting of Shareholders held on August 15, 1997. See "CAPITAL STOCK" in this Statement of Additional Information.

Independent Auditors

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund.

The financial statements of the Fund incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the periods indicated therein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Custodians

Citibank, N.A., 111 Wall Street, New York, New York 10043, acts as custodian of the Fund's assets. The Fund has also appointed, with the approval of the Fund's Board of Directors, from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Fund may authorize Citibank to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Fund's Board of Directors. Securities owned by the Fund subject to repurchase agreements may be held in the custody of other U.S. banks.

Payment of Expenses

Chubb Investment Advisory is obligated to assume the cost of certain administrative expenses for the Fund, as described in the Prospectus under the heading "MANAGEMENT OF THE FUND." The Fund pays the following expenses: brokerage commissions and transfer taxes; other state, federal and local taxes and filing fees; fees and expenses of qualification of the Fund and its shares under federal and state securities laws subsequent to the effective date of this Prospectus; compensation of directors who are not interested persons of the Fund ("disinterested directors"); travel expenses of disinterested directors; interest and other borrowing costs; extraordinary or nonrecurring expenses such as litigation; costs of printing and distributing communications to current policyowners; insurance premiums; charges and expenses of the custodian, independent auditors, and counsel; industry association dues; and other expenses not expressly assumed by Chubb Investment Advisory. Certain other expenses are assumed by Chubb Securities Corporation ("Chubb Securities") pursuant to a distribution agreement with the Fund. See "OFFERING AND REDEMPTION OF SHARES" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                                  ALLOCATIONS

Under the Investment Management Agreements, Chubb Investment Advisory has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board of Directors. Under the Sub-Investment Management Agreements, the Sub-Investment Managers have day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold, subject to Chubb Investment Advisory's overall monitoring and supervision. The Sub-Investment Managers each provide the trading desk for their respective Portfolio transactions. Chubb Investment Advisory will perform daily valuation of the assets of each Portfolio.

The Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

The amount of brokerage commissions paid by the Fund for all Portfolios, for the year 1996 were $532,729, and for all portfolios for 1995 were $402,052 and Portfolios for 1994 was $201,435.

Insofar as known to management, no director or officer of the Fund, Chubb Investment Advisory, any Sub-Investment Manager or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Fund.

In selecting broker-dealers to execute transactions for the Fund, the Sub-Investment Managers are obligated to use their best efforts to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by the Sub-Investment Managers in seeking the most favorable overall economic result for the Fund.

Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Chubb Investment Advisory and the Sub-Investment Managers are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Chubb Investment Advisory or any Sub-Investment Manager has investment discretion. In addition, Chubb Investment Advisory and the Sub-Investment Managers may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Chubb Investment Advisory or the Sub-Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Chubb Investment Advisory or the Sub-Investment Managers with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Chubb Investment Advisory or a Sub-Investment Manager in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by the Sub-Investment Manager or Chubb Investment Advisory in managing the investments of a Portfolio. Chubb Investment Advisory or a Sub-Investment Manager may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

Research services may be provided to Templeton, at no additional cost to the Fund, by various wholly owned subsidiaries, including Templeton Investment Counsel, Inc., a corporation registered under the Investment Advisers Act of 1940, Templeton Investment Management (Hong Kong) Ltd., and Templeton Management Limited, a Canadian company. The research services include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities in the U.S. and in various foreign nations which

Templeton considers as having relatively stable and friendly governments.
Such supplemental research, when utilized, is subjected to analysis by Templeton before being incorporated into the investment advisory process. Templeton pays these subsidiaries compensation and reimbursement of expenses as mutually agreed on, without cost to the Fund. These subsidiaries and Templeton are independent contractors and in no sense is any of them an agent for the other. Any of them is free to discontinue such research services at any time on 30 days' notice without cost or penalty.


In 1996, $37,663 of commissions were paid to brokers because of research services provided to either Chubb Investment Advisory or the Sub-Investment Managers.

The Sub-Investment Managers will use their best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Fund and to advise the Fund of any fees or payments of whatever type which it may be possible to obtain for the Fund's benefit in connection with the purchase or sale of Fund securities.

Any of the Sub-Investment Managers and Chubb Investment Advisory may combine transactions for the Fund with transactions for other accounts managed by them or their affiliates, including other investment companies registered under the 1940 Act, as previously described above. Transactions will be combined only when the transaction meets the Fund's requirements as to selection of brokers or dealers and negotiation of prices and commissions which the Sub-Investment Managers would otherwise apply.

                             MANAGEMENT OF THE FUND

The directors and officers of the Fund, their addresses, their positions with the Fund, and their principal occupations for the past five years are set forth below:

                         Positions
                         with              Principal Occupations for
Name and Address         the Fund          the Past Five Years
----------------         ---------         -------------------

Ronald Angarella*        President         Senior Vice President, Chubb Life,
One Granite Place        and Director      President and Director, Chubb
Concord, N.H. 03301                        Investment Advisory, Chubb
                                           Securities and Hampshire Funding,
                                           Inc.; Senior Vice President and
                                           Director, Chubb Investment Funds,
                                           Inc.


Charles C. Cornelio      Vice              Executive Vice President,
One Granite Place        President         Chubb Life and Jefferson Pilot
Concord, N.H. 03301      and               Corporation, Vice President, and
                         General Counsel   Secretary, Chubb Securities
                                           Corporation and Hampshire Funding
                                           Inc.

                         Positions
                         with              Principal Occupations
Name and Address         the Fund          for the Past Five Years
----------------         --------          -----------------------
Shari J. Lease           Secretary         Assistant Vice President and
One Granite Place                          Associate Counsel, Chubb Life;
Concord, N.H. 03301                        Secretary, Chubb Investment Funds,
                                           Inc.; Assistant Secretary, Chubb
                                           Investment Advisory, previously
                                           Assistant Counsel and Assistant Vice
                                           President, State Bond and Mortgage
                                           Company and affiliated companies.

John A. Weston           Treasurer         Assistant Vice President of
One Granite Place                          ChubbLife; Treasurer of Chubb
Concord, N.H. 03301                        Securities Corporation, Chubb
                                           Investment Advisory and Hampshire
                                           Funding, Inc.; formerly, Mutual Fund
                                           Accounting Officer for the Fund,
                                           Chubb Investment Funds, Inc. and
                                           Chubb Investment Advisory
                                           Corporation and Assistant Treasurer
                                           for Chubb Securities Corporation and
                                           Hampshire Funding, Inc.

Thomas H. Elwood         Assistant         Assistant Counsel, Chubb Life
One Granite Place        Secretary         Assistant Secretary, Chubb
Concord, N.H. 03301                        Investment Funds, Inc. and Chubb
                                           Investment Advisory; formerly,
                                           Associate Counsel, New York Life
                                           Insurance Company; Secretary New York
                                           Life Institutional Funds, Inc.,
                                           Assistant Secretary, Mainstay Funds,
                                           Chubb Series Trust and MFA Funds.

Mark D. Landry           Assistant         Mutual Fund Accounting and
One Granite Place        Treasurer         Operations Officer for ChubbLife
Concord, N.H. 03301                        Concord, N.H. 03301 and Chubb
                                           Investment Advisory; Assistant
                                           Treasurer of Chubb Investment Funds,
                                           Inc.; formerly Mutual Fund Accounting
                                           and Operations Manager for the Fund,
                                           Chubb Investment Funds, Inc. and
                                           Chubb Investment Advisory.

                         Position
                         with              Principal Occupations
Name and Address         the Fund          for the Past Five Years
----------------         ------------      -----------------------

James J. Weisbart        Director          Retired, previously President of
301 Smithfield Road                        Bird Bath Laundromats and President
Contoocook, N.H. 03329                     of Solomon's Inc. (retail clothing
                                           company)

Michael D. Coughlin      Director          President of Concord Litho
106 School Street                          Company, Inc. (printing company)
Concord, N.H. 03301

Elizabeth S. Hager       Director          Formerly State Representative, New
5 Auburn Street                            Hampshire; Consultant, Fund
Concord, N.H. 03301                        Development; previously, City
                                           Councilor, City of Concord, N.H. and
                                           Mayor, City of Concord, N.H.


Asterisks indicate those directors who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Messrs. Weisbart and Coughlin and Ms. Hager are members of the audit committee and Mr. Angarella and Ms. Hager and members of the valuation committee.

                                 CAPITAL STOCK

The authorized capital stock of the Fund consists of 1,000,000,000 shares of common stock which are divided into nine series: World Growth Stock Portfolio common stock, Money Market Portfolio common stock, Gold Stock Portfolio common stock, Bond Portfolio common stock, Domestic Growth Stock Portfolio common stock, Growth and Income Portfolio common stock, Capital Growth Portfolio common stock, Balanced Portfolio common stock and Emerging Growth Portfolio common stock. Each series currently consists of 100,000,000 shares. The Fund has the right to issue additional shares without the consent of stockholders and may allocate its reissued shares to new series or to one or more of the existing series.

The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Directors. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Chubb Life provided the initial capital for the Fund by purchasing $1,000,000 worth of shares of the World Growth Stock Portfolio, the Money Market Portfolio and the Gold Stock Portfolio for its general account. Subsequently, upon formation of the Bond Portfolio and Domestic Growth Stock Portfolio, Chubb Life purchased $1,000,000 worth of shares of the two additional Portfolios for its general account. Most recently, Chubb Life purchased $1,000,000 worth of shares of the Growth and Income Portfolio and the Capital Growth Portfolio,$5,000,000 worth of shares of the Balanced Portfolio and $3,000,000 worth of shares of Emerging Growth Portfolio for its general account. Chubb Life intends to withdraw such investment from time to time.

As of February 28, 1997, Chubb Life owned of record and beneficially the following percentages of shares of the Fund's Portfolios in its general account:
1.35% of the Growth and Income Portfolio, .36% of the Capital Growth, Portfolio, 1.23% of the Balanced Portfolio. Chubb Separate Account A, a separate account established by Chubb Life, owned of record as of February 28, 1997, 100.00% of the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio and the Emerging Growth Portfolio, 98.65% of the Growth and Income Portfolio, 99.64% of the Capital Growth Portfolio, 98.77% of the Balanced Portfolio.The shares held by Chubb Life or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Chubb Life or its affiliates and shares held by Chubb Life that are not otherwise attributable to Policies, will be voted by Chubb Life or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Chubb Life and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

The officers and directors of the Fund cannot directly own shares of the Fund without purchasing a Policy. As a result, the amount of shares owned by the directors and officers of the Fund as a group is less than 1% of each Portfolio.

                       OFFERING AND REDEMPTION OF SHARES

The Fund offers shares of each Portfolio only for purchase by the corresponding division of separate accounts established by Chubb Life or its affiliated insurance companies. It thus will serve as an investment medium for the Policies offered by Chubb Life and its affiliated insurance companies. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." In the future, the shares of the Fund may be offered to additional separate accounts of Chubb Life, its successor or assigns, or of its affiliated insurance companies.

Chubb Securities is the principal underwriter and distributor of the Fund's shares. It is also the principal underwriter and distributor of the Policies.

Under the terms of the Fund Distribution Agreement entered into by Chubb Securities and the Fund, Chubb Securities is not obligated to sell any specific number of shares of the Fund. Chubb Securities also pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund) including expenses and costs attributable to the Fund which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of Policies. Such expenses are reimbursed by Chubb Life or its affiliated insurance companies, their successors or assigns, pursuant to the terms of separate agreements with Chubb Securities relating to the sale of Policies.

The Fund redeems all full and fractional shares of the Fund at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Portfolio of the Fund is determined immediately after the declaration by the Fund of dividends, if any, as of the close of regular trading on the New York Stock Exchange (presently 4:00 P.M. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the net asset value of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday. The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Chubb Investment Advisory, are accrued daily except for extraordinary or non-recurring expenses. See "INVESTMENT ADVISORY AND OTHER SERVICES-Payment of Expenses" above.

Portfolio securities which are traded on national stock exchanges are valued at the last sale price as of the close of business of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market are valued at the closing sales price as reported on a readily available market quotation system, or, if no sale took place, the mean between the bid and asked prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices.

Long-Term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

Debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is valued at cost on the date of purchase plus a constant rate of amortization of any discount or premium until maturity, regardless of any intervening change in general interest rates or the market value of the instrument. The amortized cost value of the security may be either more or less than the market value at any given time. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, otherwise as determined in good faith by the Board of Directors.

                                     TAXES

In order for each Portfolio of the Fund to qualify for Federal income tax treatment as a regulated investment company, two of the tests they must meet are
(i) that at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities and (ii) gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of each Portfolio's annual gross income. It is the Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 regarding distribution of investment income and capital gains so that each Portfolio will not be subject to Federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to stockholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such stockholder in December.

                       PERFORMANCE AND YIELD INFORMATION

Money Market Portfolio

For the seven days ended December 31, 1996, the yield of the Money Market Portfolio expressed as a simple annualized yield was 4.28%; the yield of the Money Market Portfolio expressed as a compounded effective yield was 4.37%.

The Money Market Portfolio's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of Separate Account A.

The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Non-Money Market Portfolios

The yield for the 30-day period ended December 31, 1996 for the Bond Portfolio was 6.25%.

This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price, which is net asset value per share on the last day of the period, and annualizing the result according to the following formula:

                            Yield = 2(((A-B + 1) 6) -1)
                                        ---
                                        CD


Where A equals dividends and interest earned during the period, B equals expenses accrued for the period (net of reimbursements), C equals the average daily number of shares outstanding during the period that were entitled to receive dividends, and D equals the maximum offering price per share on the last day of the period.


The average annual total return quotations for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and Emerging Growth Portfolio for the year ended December 31, 1996 are 19.22%, 4.65%, 2.57%, 2.47%, 16.46%, 22.88%,
19.25%, 10.56% and 18.30%, respectively. The average annual total return quotations for these Portfolios, other than the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio, for the 5 years ended December 31, 1996 are 13.79%, 3.63%, 7.64%, 6.42% and 18.98%, respectively. The average annual total return quotations for these Portfolios since each Portfolio's inception are 12.34%, 5.01%, 5.17%, 7.20%, 13.96%, 15.43%, 22.65%, 10.32% and 31.10%, respectively.

The average annual total return figures represent the average annual compounded rate of return of the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

                              T = (ERV/P)/1/n/-1

where T equals average annual total return, where ERV, the ending redeemable value, is the value, at the end of the applicable period, of a hypothetical $10,000 payment made at the beginning of the applicable period, where P equals a hypothetical initial payment of $1,000, and where N equals the number of years. From time to time, in reports and sales literature: (1) each Portfolio's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that you may compare that Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds traced by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Portfolio invests;
(2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in each Portfolio; (3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Portfolio or the general economic, business, investment, or financial environment in which each Portfolio operates; and (4) the effect of tax-deferred compounding on the particular Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis. Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

The performance of the Portfolios may be compared, for example, to the record of the S&P 500 Index, NASDAQ Composite Index, and the Europe, Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the U.S. equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P

500 Index.

The total returns of all of these indices will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.

                             ADDITIONAL INFORMATION

Reports

Annual and semi-annual reports containing financial statements of the Fund, as well as voting instruction soliciting material for the Fund, have been sent to Policyowners.

Name and Service Mark

The Chubb Corporation in conjunction with its sale of Chubb Life to Jefferson-Pilot Corporation has granted a limited right to use the "Chubb" name and service mark

                             FINANCIAL STATEMENTS

The financial statements contained in the Fund's December 31, 1996 Annual Report to Shareholders are incorporated herein by reference.